VANGUARD INTERNATIONAL
STOCK INDEX FUNDS

VANGUARD EUROPEAN STOCK INDEX FUND
VANGUARD PACIFIC STOCK INDEX FUND
VANGUARD EMERGING MARKETS STOCK INDEX FUND
VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND

[PHOTO]

SEMIANNUAL
REPORT
JUNE 30, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE
THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.


Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.


                                     [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        4

                              PERFORMANCE SUMMARIES
                                        6

                                  FUND PROFILES
                                        8

                              FINANCIAL STATEMENTS
                                       13


                         FOR AN UPDATE ON OUR YEAR 2000
                           PREPAREDNESS, SEE PAGE 46.

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                             unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                  [PHOTO]
JOHN J. BRENNAN          JOHN C. BOGLE
CHAIRMAN & CEO           SENIOR CHAIRMAN


Most of the world's major stock markets enjoyed strong gains in local currency terms during the six months ended June 30, 1999, the first half of the fiscal year for the Vanguard International Stock Index Funds. However, the U.S. dollar's strong rise against other currencies crimped returns for U.S. investors.

       In this environment, the returns for our international index funds ranged from a tremendous advance of +32.4% for the Emerging Markets Stock Index Fund to a small decline of -1.9% for the European Stock Index Fund. A surge in Japanese equity prices carried the Pacific Stock Index Fund to a total return of +21.0%, while the Total International Stock Index Fund earned a solid half-year gain of +6.4%. The table at right presents the six-month total return (capital change plus reinvested dividends) of each fund, along with that of its comparative fund group and its target index.


       The net asset values of the funds at the beginning and end of the half-year are presented in the table that follows this letter. None of the funds issued income dividends during the period, and only the Total International Stock Index Fund distributed any net realized capital gains ($0.01 per share).

------------------------------------------------------------------
                                          TOTAL RETURNS
                                        SIX MONTHS ENDED
                                          JUNE 30, 1999
------------------------------------------------------------------
VANGUARD EUROPEAN STOCK INDEX FUND           - 1.9%
Average European Fund                        - 1.8
MSCI Europe Index                            - 2.3
------------------------------------------------------------------
VANGUARD PACIFIC STOCK INDEX FUND            +21.0%
Average Pacific Fund                         +36.3
MSCI Pacific Free Index                      +21.1
------------------------------------------------------------------
VANGUARD EMERGING MARKETS
  STOCK INDEX FUND                           +32.4%
Average Emerging Markets Fund                +34.6
MSCI Select Emerging Markets
  Free Index                                 +31.5
------------------------------------------------------------------
VANGUARD TOTAL INTERNATIONAL
  STOCK INDEX FUND                           + 6.4%
Average International Fund                   + 8.6
Total International Composite Index*         + 6.4
------------------------------------------------------------------

*Consists of the MSCI EAFE Index plus the MSCI Select Emerging Markets Free
Index.

THE PERIOD IN REVIEW

Sixteen of the twenty established foreign stock markets tracked by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index provided positive returns in local currencies during the six months ended June
30. Seven markets led the global advance, gaining +14% or more. Singapore and Finland were like rockets, with total returns of +65.5% and +46.6%, respectively. Hong Kong and Japan rebounded from a poor 1998 with big gains (+31.7% and +29.6%, respectively). Sweden, France, and Norway were up +25.6%, +15.4%, and +14.4%, respectively.

       Yet the EAFE Index's overall rise of +13.6% in local currency terms was held to a modest +4.1% for U.S. investors because a good portion of the stellar local gain was eroded by a rise in the value of the U.S. dollar. In the United Kingdom, the second-largest market in the EAFE Index, the relative weakness of the pound turned a gain of +8.3% into a marginal advance of +2.6%. For U.S. investors, a rising dollar detracts from foreign investment returns because it diminishes the value of securities denominated in other currencies. For example, on December 31, 1998, a U.S. dollar was worth 113 Japanese yen. By June 30, the dollar's rise had made it worth 121 yen. So a share of Japanese stock selling for 5,000

--------------------------------------------------------------------
                                   SIX MONTHS ENDED JUNE 30, 1999
                                   ---------------------------------
                                    LOCAL                  U.S.
                                   CURRENCY   CURRENCY    DOLLAR
INDEX                               RETURN     EFFECT     RETURN
--------------------------------------------------------------------
United States
  (Wilshire 5000 Equity Index)     + 11.8%      --        +11.8%
--------------------------------------------------------------------
MSCI Europe Index                  +  8.2%    -10.5%      - 2.3%
MSCI Pacific Free Index            + 27.3     - 6.2       +21.1
MSCI Select Emerging
  Markets Free Index               + 55.3     -23.8       +31.5
--------------------------------------------------------------------
Total International
  Composite Index                  + 18.3%    -11.9%      + 6.4%
--------------------------------------------------------------------

yen was worth $44.25 on December 31, but only $41.32 on June 30.

       During the half-year, the dollar gained value versus almost every major foreign currency, including the euro--the common currency of eleven European nations. The table at left presents the deleterious impact of currency fluctuations on returns during the half-year. It shows the total returns of various stock indexes in local currencies, the effect on returns of currency fluctuations, and the net returns for dollar-based investors. Since its debut on January 1, the euro has lost 13% of its value versus the dollar. As a result of the greenback's rally, U.S. investors earned less than the local currency returns in 18 of the markets tracked by the EAFE Index. (The U.S. dollar fell against the Australian and New Zealand dollars, which boosted the returns earned in those markets.) On balance, the European slice of the EAFE Index declined -2.3% in U.S.-dollar terms.

       In the Pacific, gains were generally large because the region was perceived to be recovering from a severe economic slowdown. The Pacific Rim component of the EAFE Index gained +21.1% in U.S.-dollar terms. This turnabout was spurred by the Japanese market, which posted a return of +29.6% in yen and +20.8% in U.S. dollars. Investors sensed an end to Japan's recession--and indeed its economy grew at a +7.9% annual rate in the first quarter. Outside of Japan, Pacific region economies appeared to be snapping back from the "Asian contagion" of 1998. The recovery in what were some of the world's most battered economies led to improved profit prospects, greater intra-Asian trade activity, and an increase in these nations' ability to purchase goods from other corners of the world.

       Major emerging markets leapt during the six-month period. Mexico, Hong Kong, and South Africa, which have the largest weightings in the MSCI Select Emerging Markets Free Index, each gained +30.0% or more in both local currency and U.S. dollar terms. Brazil, which has the benchmark's fourth-largest weighting, rocketed +72.3% in local currency terms. However, U.S. investors captured barely one-quarter of that return (+18.7% in U.S. dollar terms), as Brazil's currency, the real, plummeted in value.

       In comparison, the overall U.S. stock market, as measured by the Wilshire 5000 Equity Index, gained +11.8%--more than a full year's return based on historical norms.

PERFORMANCE OVERVIEW

As you know, Vanguard's international index funds attempt to match, as closely as possible, the performance of their market benchmarks. Nonetheless, small divergences occasionally arise between the returns of the funds and their target indexes. Such was the case during the half-year. Only the TOTAL INTERNATIONAL STOCK INDEX FUND--which is a "fund of funds" that invests in our other international stock index funds in proportion to the weightings of the appropriate indexes within the Total International Composite Index--precisely matched the return of its index. At the end of the half-year, the fund had about 62% of its assets in the European Fund, 28% in the Pacific Fund, and almost 10% in the Emerging Markets Fund. The PACIFIC STOCK INDEX FUND fell 0.1 percentage point shy of its standard, while the EMERGING MARKETS and EUROPEAN STOCK INDEX FUNDS managed the unusual feat of outperforming their benchmarks by 0.9 and 0.4 percentage point, respectively.

       There are two reasons for such performance gaps. First, the funds bear operating expenses and transaction costs that the indexes, as theoretical constructs, do not. Second, our funds invest in large, representative samples of index holdings, but do not own every security in the indexes. We believe that over the long term the funds will closely track their indexes, thanks to our low operating costs and the skill of our adviser, Vanguard Core Management Group.

       While our funds tightly tracked their indexes during the half-year, each lagged the return earned by its average competitor. The gulf was greatest (a whopping 15.3 percentage points) between our Pacific Fund and the average Pacific fund. Most of the gap formed during the second quarter, when the South Korean, Thai, and Malaysian stock markets all recorded returns in excess of 50%. Some Pacific Rim-oriented mutual funds invest heavily in these markets, but the MSCI Pacific Free Index excludes those countries, and Vanguard Pacific Stock Index Fund invests only in those countries contained in the benchmark: Japan, Hong Kong, Australia, Singapore, and New Zealand. Our other funds were much closer to their peers. The Emerging Markets and Total International Funds trailed their average peers by 2.2 percentage points, while our European Fund's decline was 0.1 percentage point more than that of the average European stock fund.

IN SUMMARY

The strength of the U.S. dollar during the first half of 1999 demonstrates the influence that currency fluctuations can have on returns from foreign investments. This currency risk is a fact of life for investors in international stocks, in addition to the price volatility that all common stocks exhibit.

       Of course, currency fluctuations can work the other way--a falling dollar bolsters the returns on foreign holdings. Moreover, it is precisely because international stocks don't always move in step with U.S. stocks that they can add an important element of diversification to a balanced portfolio of domestic stock funds, bond funds, and short-term reserves. For investors with sufficient risk tolerance, the Vanguard International Stock Index Funds are a cost-effective means of gaining exposure to international markets.

/s/ JOHN C. BOGLE                             /s/ JOHN J. BRENNAN

John C. Bogle                                 John J. Brennan
Senior Chairman                               Chairman and
                                              Chief Executive Officer
July 17, 1999


PORTFOLIO STATISTICS
----------------------------------------------------------------------------------------------------------
                                                                         SIX MONTHS ENDED JUNE 30, 1999
                                 NET ASSET VALUE PER SHARE               ---------------------------------
                         -----------------------------------------           DISTRIBUTIONS PER SHARE
STOCK INDEX FUND         DECEMBER 31, 1998           JUNE 30, 1999       FROM NET REALIZED CAPITAL GAINS
----------------------------------------------------------------------------------------------------------
European                      $25.28                     $24.81                            --
Pacific                         7.84                       9.49                            --
Emerging Markets                7.91                      10.47                            --
Total International            11.19                      11.89                         $0.01
----------------------------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 1999

[PHOTO]

A markedly improved global economic outlook during the first half of 1999 led to mostly positive stock market returns and lower bond prices.

       As the year began, many observers expected that severe economic crises in Asia, Russia, and some Latin American nations would restrain business activity worldwide, even in the United States, which has been the world's economic locomotive. By spring, however, a consensus emerged that global economic activity was likely to be solid, if not robust. This change in sentiment stemmed from several factors, including further vigorous growth in the U.S. economy, a belief that Asia's slump had bottomed out, and moves in Europe to ease monetary policy to encourage growth.

       Interest rates rose as investors stopped wondering whether the Federal Reserve Board would lower interest rates--as it had three times in autumn 1998--and began to wonder when the Fed would increase rates to slow growth and thereby forestall inflation. Indeed, on the final day of the period, the Fed boosted short-term rates by 0.25 percentage point. In the stock market, the brighter economic outlook led to a change in leadership from glamorous large-capitalization growth stocks to value stocks and small-cap stocks, both of which had been among Wall Street's wallflowers in recent years.


--------------------------------------------------------------------------------
                                                      TOTAL RETURNS
                                               PERIODS ENDED JUNE 30, 1999
                                          --------------------------------------
                                           6 MONTHS     1 YEAR      5 YEARS*
--------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             12.4%        22.8%       27.9%
   Russell 2000 Index                         9.3          1.5        15.4
   Wilshire 5000 Index                       11.8         19.5        25.7
   MSCI EAFE Index                            4.1          7.9         8.5
--------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index               -1.4%         3.2%        7.8%
   Lehman 10 Year Municipal Bond Index       -1.7          2.3         6.8
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                2.2          4.7         5.2
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.4%         2.0%        2.3%
--------------------------------------------------------------------------------

*Annualized.

U.S. STOCK MARKETS

The rise in stock prices reflected the healthy domestic economy and improving prospects for corporate earnings. The overall market, as measured by the Wilshire 5000 Index, rose 11.8% during the period, while the S&P 500 Index, a yardstick for large-cap stocks, gained 12.4%.

       Large-cap growth stocks, which are generally perceived as less vulnerable than other stocks to economic slowdowns, continued to lead the market's climb during the first quarter of the year. During the second quarter, however, value stocks--especially producers of commodity products such as oil, aluminum, and chemicals--moved to the front of the pack. Providing support were generally upbeat corporate profit reports. Indeed, earnings gains were sufficient to send prices higher despite rising interest rates, which often depress stock prices as well as bond prices. For the six months, the S&P 500 Index's value stocks posted a 14.0% return while its growth stocks gained 11.0% as a group.

       Small-cap stocks, as measured by the Russell 2000 Index, gained 9.3%, although that fact masks a remarkable turnaround: Small-caps declined 5.4% during the first quarter of 1999, then advanced 15.6% during the second quarter. Even so, the cumulative return of the Russell 2000 over the past three years lags the S&P 500 Index by nearly 80 percentage points (+37.6% for the Russell 2000 versus +115.2% for the S&P 500).

       Four of the top-performing sectors within the S&P 500 Index during the half-year were solidly in the value camp--the "other energy" group (+40%); producer durables (+26%); materials & processing (+25%); and integrated-oils (+17%). The strongest growth-oriented sector was the irrepressible technology group (+24%). The poor performance of the consumer staples sector (-8%) was due in part to the gains of the U.S. dollar against most foreign currencies, which reduced the value of earnings from overseas operations.

U.S. BOND MARKETS

The powerful economic expansion that buoyed corporate profits and stock prices was too much of a good thing for the bond market. Inflation was well behaved--consumer prices rose 1.4% for the six months and 2.0% for the twelve months ended June 30--but investors and Fed policymakers clearly were concerned that an overheated economy might yet trigger significant increases in wages and overall prices. Certainly, there was no evidence of the "natural slowing" that many analysts expected for the economy, which is in the longest peacetime expansion ever.

       Yields on U.S. Treasury bonds rose by approximately 1 percentage point--a significant rise for a six-month period. The yield of the 30-year Treasury bond rose 86 basis points, to 5.96% on June 30 from 5.10% on December 31, 1998. The yield of the 10-year Treasury rose 113 basis points, to 5.78% from 4.65%. Money market rates didn't rise as far: Yields on 3-month T-bills increased on balance by only 33 basis points, to 4.78% on June 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 1.4% on a total-return basis, as bond prices declined an average of 4.4%, outweighing the 3.0% in interest income for the period.

INTERNATIONAL STOCK MARKETS

Led by sharp recoveries in stock prices in Japan and many emerging markets, international stock prices generated positive returns in local currencies during the six months. However, a pervasive rise in the value of the U.S. dollar against other currencies reduced returns for U.S. investors (returns from abroad are augmented when the dollar falls in value against other currencies).

       Overall, the developed markets outside the United States gained 4.1% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region--up 27.3% in local-currency terms and 21.1% when measured in U.S. dollars. Europe, which accounts for the lion's share of EAFE's market capitalization, was up 8.2% in local currencies. But in U.S. dollars, the return from European stocks was a negative 2.3%, as weakness in European currencies--notably in the euro, the new 11-nation common currency--lopped more than 10 percentage points from the local-currency returns. The MSCI Select Emerging Markets Free Index shot up 31.5% in dollar terms, led by Asian markets that rebounded from severe losses suffered in 1997 and 1998.

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely, so an investment in the funds could lose money.

EUROPEAN STOCK INDEX FUND

TOTAL INVESTMENT RETURNS: JUNE 18, 1990-JUNE 30, 1999
-------------------------------------------------------------
            EUROPEAN STOCK INDEX FUND           MSCI EUROPE
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
-------------------------------------------------------------
1990        -8.7%       1.5%        -7.2%        -6.4%
1991         9.5        2.9         12.4         14.1
1992        -5.9        2.6         -3.3         -3.9
1993        27.3        1.8         29.1         29.3
1994        -0.5        2.4          1.9          2.8
1995        19.6        2.7         22.3         22.1
1996        18.6        2.7         21.3         21.4
1997        22.0        2.2         24.2         23.7
1998        26.3        2.6         28.9         28.7
1999*       -1.9        0.0         -1.9         -2.3

-------------------------------------------------------------

*Six months ended June 30, 1999.

See Financial Highlights table on page 38 for dividend and capital gains information for the past five years.

PACIFIC STOCK INDEX FUND

TOTAL INVESTMENT RETURNS: JUNE 18, 1990-JUNE 30, 1999
---------------------------------------------------------------
            PACIFIC STOCK INDEX FUND            MSCI PACIFIC
                                                    FREE
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------------
1990       -14.3%       0.3%       -14.0%       -15.0%
1991        10.0        0.7         10.7         11.5
1992       -18.7        0.5        -18.2        -18.5
1993        34.7        0.8         35.5         36.1
1994        12.2        0.8         13.0         12.8
1995         1.7        1.0          2.7          2.9
1996        -8.6        0.8         -7.8         -8.2
1997       -26.5        0.8        -25.7        -25.7
1998         1.6        0.8          2.4          2.6
1999*       21.0        0.0         21.0         21.1
---------------------------------------------------------------

*Six months ended June 30, 1999.

See Financial Highlights table on page 39 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999
----------------------------------------------------------------------------------------------------------------------------
                                                                                                     SINCE INCEPTION
                                                 INCEPTION                                ----------------------------------
                                                   DATE         1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
----------------------------------------------------------------------------------------------------------------------------
European Stock Index Fund*                       6/18/1990       -1.03%       19.38%        10.88%       2.36%      13.24%
Pacific Stock Index Fund*                        6/18/1990       31.52        -3.82         -0.37        0.75        0.38
----------------------------------------------------------------------------------------------------------------------------

* Performance figures are adjusted for the 0.5% transaction fee on purchases. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely, so an investment in the funds could lose money.

EMERGING MARKETS STOCK INDEX FUND

TOTAL INVESTMENT RETURNS: MAY 4, 1994-JUNE 30, 1999
-------------------------------------------------------------
            EMERGING MARKETS STOCK INDEX FUND       MSCI*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
-------------------------------------------------------------
1994         9.1%       0.7%         9.8%         3.8%
1995        -1.1        1.7          0.6          0.0
1996        14.2        1.6         15.8         15.2
1997       -18.7        1.9        -16.8        -16.4
1998       -20.7        2.6        -18.1        -18.4
1999**      32.4        0.0         32.4         31.5
-------------------------------------------------------------

* MSCI Select Emerging Markets Free Index.

**Six months ended June 30, 1999.

See Financial Highlights table on page 39 for dividend and ca information for the past five years.

TOTAL INTERNATIONAL STOCK INDEX FUND

TOTAL INVESTMENT RETURNS: APRIL 29, 1996-JUNE 30, 1999
---------------------------------------------------------------
          TOTAL INTERNATIONAL STOCK INDEX FUND    COMPOSITE*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------------
1996        -1.0%         1.6%         0.6%         0.6%
1997        -2.5          1.7         -0.8         -0.8
1998        13.5          2.1         15.6         15.9
1999**       6.4          0.0          6.4          6.4
---------------------------------------------------------------

* Total International Composite Index consists of the MSCI EAFE Index plus the MSCI Select Emerging Markets Free Index.

**Six months ended June 30, 1999.

See Financial Highlights table on page 40 for dividend and capital gains information since the fund's inception.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                INCEPTION                               -----------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
---------------------------------------------------------------------------------------------------------------------------
Emerging Markets Stock Index Fund*               5/4/1994      26.95%        1.34%          0.57%       1.83%       2.40%
Total International Stock Index Fund**           4/29/1996      8.97           --           4.77        1.72        6.49
---------------------------------------------------------------------------------------------------------------------------

* Performance figures are adjusted for the 1% transaction fee on purchases and redemptions. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

** Performance figures are adjusted for the 0.5% transaction fee on purchases.
   The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

FUND PROFILE
EUROPEAN STOCK INDEX FUND


This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
---------------------------------------------------------------
                                      EUROPEAN           MSCI
                                   STOCK INDEX         EUROPE
---------------------------------------------------------------
Number of Stocks                       586             575
Turnover Rate                          3%*              --
Expense Ratio                       0.30%*              --
Cash Reserves                         0.1%              --

*Annualized.

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
BP Amoco PLC                                       3.1%
Royal Dutch Petroleum Co.                          2.3
Vodafone AirTouch PLC                              2.0
Nokia Oyj                                          2.0
British Telecommunications PLC                     1.9
Deutsche Telekom AG                                1.9
Novartis AG (Registered)                           1.9
Roche Holdings AG                                  1.8
HSBC Holdings PLC                                  1.8
Glaxo Wellcome PLC                                 1.8
-------------------------------------------------------
Top Ten                                           20.5%

VOLATILITY MEASURES
------------------------------------------------------------
                                  EUROPEAN            MSCI
                               STOCK INDEX            EAFE
------------------------------------------------------------
R-Squared                             0.83            1.00
Beta                                  0.88            1.00
------------------------------------------------------------

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------------
                                         JUNE 30, 1998                   JUNE 30, 1999
                                      ---------------------------------------------------------
                                        EUROPEAN                EUROPEAN               MSCI
                                       STOCK INDEX            STOCK INDEX              EUROPE
                                      ---------------------------------------------------------
Austria                                    0.5%                   0.4%                 0.4%
Belgium                                    2.2                    2.2                  1.9
Denmark                                    1.3                    1.1                  1.1
Finland                                    1.4                    2.7                  2.7
France                                    13.1                   13.8                 13.9
Germany                                   15.5                   14.3                 14.2
Ireland                                    0.7                    0.6                  0.6
Italy                                      6.1                    6.4                  6.3
Netherlands                                7.9                    8.3                  8.1
Norway                                     0.7                    0.6                  0.6
Portugal                                   0.9                    0.8                  0.7
Spain                                      4.5                    4.3                  4.3
Sweden                                     4.4                    3.5                  3.3
Switzerland                               10.7                    9.7                  9.8
United Kingdom                            30.1                   31.3                 32.1
-----------------------------------------------------------------------------------------------

ALLOCATION TO UNDERLYING VANGUARD FUNDS. This table shows the distribution of a fund's assets in underlying funds.

AVERAGE WEIGHTED EXPENSE RATIO. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

FUND PROFILE
PACIFIC STOCK INDEX FUND


This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
------------------------------------------------------------
                                                      MSCI
                                   PACIFIC         PACIFIC
                               STOCK INDEX            FREE
------------------------------------------------------------
Number of Stocks                       425             432
Turnover Rate                          5%*              --
Expense Ratio                       0.38%*              --
Cash Reserves                         0.1%              --

*Annualized.

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------
Nippon Telegraph and Telephone Corp.               6.1%
Toyota Motor Corp.                                 4.9
The Bank of Tokyo-Mitsubishi Ltd.                  2.7
Honda Motor Co., Ltd.                              1.7
Takeda Chemical Industries Ltd.                    1.7
Matsushita Electric Industrial Co., Ltd.           1.6
Fujitsu Ltd.                                       1.5
Hutchison Whampoa Ltd.                             1.5
Hong Kong Telecommunications Ltd.                  1.3
News Corp. Ltd.                                    1.3
--------------------------------------------------------
Top Ten                                           24.3%

VOLATILITY MEASURES
------------------------------------------------------------
                                   PACIFIC            MSCI
                               STOCK INDEX            EAFE
------------------------------------------------------------
R-Squared                             0.73            1.00
Beta                                  1.23            1.00

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------------------------
                                          JUNE 30, 1998                   JUNE 30, 1999
                                      ------------------------------------------------------------
                                          PACIFIC                PACIFIC              MSCI
                                        STOCK INDEX            STOCK INDEX         PACIFIC FREE
                                      ------------------------------------------------------------
Australia                                   9.1%                   9.6%                9.4%
Hong Kong                                   6.6                    8.5                 8.3
Japan                                      79.5                   78.0                78.6
Malaysia                                    1.9                    0.0                 0.0
New Zealand                                 0.8                    0.7                 0.6
Singapore                                   2.1                    3.2                 3.1
--------------------------------------------------------------------------------------------------

FUND PROFILE
EMERGING MARKETS STOCK INDEX FUND


This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-------------------------------------------------------------
                          EMERGING MARKETS           MSCI
                               STOCK INDEX         SELECT*
-------------------------------------------------------------
Number of Stocks                       519             507
Turnover Rate                        39%**              --
Expense Ratio                      0.58%**              --
Cash Reserves                         5.5%              --

 *MSCI Select Emerging Markets Free Index.
**Annualized.


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------------
Telefonos de Mexico SA                             5.0%
Hutchison Whampoa Ltd.                             2.2
Hong Kong Telecommunications Ltd.                  2.0
Hellenic Telecommunication
  Organization SA                                  1.6
National Bank of Greece SA                         1.5
Centrais Electricas Brasileiras SA                 1.5
Sun Hung Kai Properties Ltd.                       1.5
Grupo Modelo SA de CV Series C                     1.4
Hang Seng Bank Ltd.                                1.4
De Beers Centenary AG                              1.4
-------------------------------------------------------------
Top Ten                                           19.5%

VOLATILITY MEASURES
------------------------------------------------------------
                          EMERGING MARKETS            MSCI
                               STOCK INDEX            EAFE
------------------------------------------------------------
R-Squared                             0.58            1.00
Beta                                  1.54            1.00

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------------
                                JUNE 30, 1998                   JUNE 30, 1999
                          ------------------------------------------------------------
                            EMERGING MARKETS        EMERGING MARKETS           MSCI
                              STOCK INDEX              STOCK INDEX            SELECT*
                          ------------------------------------------------------------
Argentina                         5.5%                     3.4%                 3.4%
Brazil                           18.8                     12.3                 12.3
Czech Republic                    1.5                      1.0                  1.1
Greece                            5.8                      8.8                  8.8
Hong Kong                        15.4                     13.8                 14.5
Hungary                           1.9                      1.7                  1.7
Indonesia                         1.0                      3.4                  3.3
Israel                            4.1                      4.1                  4.1
Malaysia                          5.8                      0.0                  0.0
Mexico                           14.0                     17.2                 16.8
Philippines                       1.9                      2.7                  2.6
Poland                            0.8                      1.8                  1.8
Singapore                         4.8                      5.7                  5.5
South Africa                     13.2                     15.8                 15.7
Thailand                          1.8                      5.4                  5.5
Turkey                            3.7                      2.9                  2.9
--------------------------------------------------------------------------------------

*MSCI Select Emerging Markets Free Index.

FUND PROFILE
TOTAL INTERNATIONAL STOCK INDEX FUND



This Profile provides a snapshot of the fund's characteristics as of June 30, 1999. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
---------------------------------------------------------------
Expense Ratio                                           0%
Average Weighted Expense Ratio*                      0.35%

  *For underlying funds; annualized.

ALLOCATION TO UNDERLYING VANGUARD FUNDS
-------------------------------------------------------
European Stock Index Fund                         62.6%
Pacific Stock Index Fund                          27.6
Emerging Markets Stock Index Fund                  9.8
-------------------------------------------------------
Total                                            100.0%

VOLATILITY MEASURES
------------------------------------------------------------
                       TOTAL INTERNATIONAL            MSCI
                               STOCK INDEX            EAFE
------------------------------------------------------------
R-Squared                             0.98            1.00
Beta                                  1.06            1.00

FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. European, Pacific, and Emerging Markets Stock Index Fund securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country; the Total International Stock Index Fund lists investments in shares of each Vanguard International Stock Index fund. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
EUROPEAN STOCK INDEX FUND                      SHARES           (000)
----------------------------------------------------------------------
COMMON STOCKS (99.5%)(1)
----------------------------------------------------------------------
AUSTRIA (0.4%)
-  Bank Austria AG                            112,554      $    5,920
-  Oesterreichische
     Elektrizitaetswirtschafts AG
     Class A                                   27,097           3,946
   OMV AG                                      20,037           1,787
   Wienerberger
     Baustoffindustrie AG                      68,950           1,785
   EA-Generali AG                               7,605           1,396
   VA Technologies AG                          12,630           1,144
   Austria Tabak AG                            16,016             933
   Flughafen Wien AG                           19,150             804
   Austrian Airlines AG                        24,800             598
   Boehler-Uddeholm AG                         11,441             566
   Mayr-Melnhof Karton AG                      10,510             477
   Oesterreichische Brau-
     Beteiligungs AG                            9,710             431
   RHI AG                                      12,947             350
   BWT Best Water Technology AG                 1,760             333
   Universale-Bau AG                            7,730             259
   Lenzing AG                                   4,490             255
   Bau Holding AG                               5,860             187
-  Austria Mikro Systeme
     International AG                           3,631             133
   Bau Holding AG Pfd.                          3,234              96
                                                           -----------
                                                               21,400
                                                           -----------
BELGIUM (2.2%)
-  Fortis AG B Shares                         703,623          22,095
   Electrabel SA                               52,162          16,838
-  Total Fina SA B Shares                     105,404          13,620
   Tractebel SA                                90,430          12,683
-  UCB SA                                     164,750           7,051
   Solvay SA                                   99,712           6,617
   Groupe Bruxelles Lambert SA                 33,655           5,689
   Delhaize-Le Lion SA                         64,832           5,519
   CBR Cimenteries SA                          40,542           3,729
   Colruyt NV                                   4,296           2,827
   Barco NV                                    16,942           2,727
   D'Ieteren SA                                 5,760           2,661
   Bekaert SA                                   3,586           1,535
   Union Miniere SA                            35,481           1,464
   Glaverbel SA                                11,604           1,091
   Compagnie Maritime Belge
     SA (CMB)                                  16,238             687
   Petrofina SA                                23,423               1
                                                           -----------
                                                              106,834
                                                           -----------
DENMARK (1.1%)
-  Tele Danmark A/S                           190,090           9,357
   D/S 1912 B Shares                              983           8,720
   D/S Svendborg B Shares                         684           8,474
   Novo Nordisk A/S B Shares                   64,577           6,977
   Den Danske Bank A/S                         61,245           6,642
   Unidanmark A/S A Shares                     58,806           3,925

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
EUROPEAN STOCK INDEX FUND                      SHARES           (000)
----------------------------------------------------------------------
   Danisco A/S                                 51,005      $    2,305
-  ISS International Service
     Systems A/S B Shares                      26,377           1,412
   Carlsberg A/S A Shares                      30,780           1,241
   GN Store Nord A/S                           33,468           1,131
   FLS Industries A/S B Shares                 41,442           1,078
   Carlsberg A/S B Shares                      19,632             819
   Bang & Olufsen Holding A/S
     B Shares                                  12,715             808
   NKT Holding A/S                              7,935             618
   Radiometer A/S B Shares                     11,097             540
   SAS Danmark A/S                             40,085             418
   Superfos A/S                                27,867             378
-  J. Lauritzen Holding A/S B Shares            3,547             377
-  East Asiatic Co. A/S                        34,135             354
-  Korn Og Foderstof
     Kompagniet A/S                            14,815             330
   Aarhus Oliefabrik A/S A Shares               5,048             133
   Aarhus Oliefabrik A/S B Shares               3,246              88
                                                           -----------
                                                               56,125
                                                           -----------
FINLAND (2.7%)
   Nokia Oyj                                1,108,349          97,156
   Sonera Group Oyj                           392,539           8,582
   UPM-Kymmene Oyj                            235,693           6,758
   Merita PLC                                 778,299           4,423
   Tieto Corp. B Shares                        44,210           1,842
   Sampo Insurance Co., Ltd.
     A Shares                                  52,224           1,513
   Raisio Group PLC                           149,164           1,384
   Outokumpu Oyj A Shares                     114,550           1,288
   Pohjola Group Insurance Corp.
     B Shares                                  19,700           1,011
   Kesko Oyj                                   73,528             990
   Pohjola Group Insurance Corp.
     A Shares                                  19,588             960
   Hartwall Oyj Abp                            63,602             941
   Kone Oyj B Shares                            6,348             792
   Metra Oyj B Shares                          36,726             776
   Valmet Oyj                                  48,763             553
   Rautaruuki Oyj                              88,959             539
   Stockmann AB Oyj A Shares                   24,500             497
   Kemira Oyj                                  74,630             451
   Stockmann AB Oyj B Shares                   26,530             404
   Instrumentarium Group A Shares               9,808             400
   Asko Oyj                                    20,965             342
   Finnlines Oyj                               13,079             340
   Metra Oyj A Shares                          12,470             279
   Amer Group Ltd.                             19,220             277
   Instrumentarium Group B Shares               6,040             246
                                                           -----------
                                                              132,744
                                                           -----------
FRANCE (13.7%)
   France Telecom SA                          931,956          70,401
   L'Oreal SA                                  62,569          42,297
   Vivendi                                    494,318          40,043
   Axa                                        322,643          39,362
   Elf Aquitaine SA                           250,217          36,719
-  Carrefour SA                               211,034          31,013
-  Total SA B Shares                          217,981          28,122
-  Sanofi-Synthelabo SA                       660,260          28,019
   Suez Lyonnaise des Eaux                    139,455          25,153
   Alcatel                                    177,502          24,987
-  LVMH Moet Hennessy Louis
     Vuitton SA                                81,830          23,958
-  Pinault-Printemps-Redoute SA               108,600          18,636
   Groupe Danone SA                            72,055          18,577
   Banque Nationale de Paris SA               207,737          17,310
   Paribas                                    150,928          16,919
   Societe Generale SA                         95,044          16,751
   Rhone-Poulenc SA Series A                  346,358          15,827
   Compagnie de Saint-Gobain SA                83,398          13,288
   L'Air Liquide SA (Registered)               75,945          11,944
   Promodes SA                                 17,645          11,582
   Cap Gemini SA                               63,661          10,005
   Lafarge SA                                  94,876           9,021
   Accor SA                                    33,936           8,522
   Schneider Electric SA                      143,441           8,055
   Canal Plus SA                               28,292           7,939
   PSA Peugeot Citroen SA                      44,724           7,057
   Bouygues SA                                 24,286           6,484
-  Valeo SA                                    73,465           6,061
   Etablissements Economiques du
     Casino Guichard-Perrachon SA              66,679           5,845
   Thomson-CSF SA                             155,977           5,421
   Sodexho Alliance SA                         30,463           5,246
   Legrand SA                                  25,563           5,204
   Compagnie Generale des
     Etablissements Michelin SCA
     B Shares                                 118,573           4,851
   Lagardere SCA                              108,806           4,051
   Sidel SA                                    29,442           3,580
   Dassault Systemes SA                       103,114           3,408
   Pernod Ricard SA                            50,618           3,393
   Usinor Sacilor SA                          226,258           3,372
   Eridania Beghin-Say SA                      22,748           3,261
   Pechiney SA A Shares                        71,173           3,059
   Essilor International SA                     9,276           2,899
   Societe BIC SA                              49,221           2,596
   Societe National d'Exploitation
     Industrielle de Tabacs
     et Allumettes SA                          44,723           2,583
   Pathe SA                                    20,574           2,470
   LVMH Moet Hennessy
     Rights Exp. 9/21/1999                     81,380           2,379
   Sagem SA                                     3,412           2,280
   Imetal SA                                   13,777           2,046
   Simco SA                                    20,587           1,741
   Compagnie Francaise d'Etudes
     et de Construction SA                     14,415           1,617
-  Club Mediterranee SA                        14,610           1,550
   Groupe GTM                                  13,763           1,476
   Coflexip SA                                 14,018           1,203
   Zodiac SA                                    4,735           1,033
   Groupe SEB SA                               13,427           1,004
   Societe Francaise
     d'Investissements Immobiliers
     et de Gestion SA                          14,293             995
   Etablissements Economiques du
     Casino Guichard-Perrachon
     SA Pfd.                                   16,668             913
-  Compagnie Parisienne de
     Reescompte SA                             17,033             760

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
   Bongrain SA                                  1,643      $      620
   Sommer Allibert SA                          17,886             491
   Nord-Est SA                                 16,628             456
-  Chargeurs SA                                 7,855             437
-  Compagnie Generale de
     Geophysique SA                             4,333             230
   Skis Rossignol SA                            4,370              59
                                                           -----------
                                                              676,581
                                                           -----------
GERMANY (14.2%)
   Deutsche Telekom AG                      2,201,340          91,942
   Allianz AG                                 224,039          62,440
   Mannesmann AG                              348,171          52,315
   DaimlerChrysler AG                         567,604          49,404
   Siemens AG                                 515,593          39,873
   Deutsche Bank AG                           579,874          35,294
   DaimlerChrysler AG ADR                     327,337          29,092
   Bayer AG                                   669,805          27,941
   Veba AG                                    457,069          26,962
   BASF AG                                    566,263          25,228
   Bayerische Hypo- und
     Vereinsbank AG                           387,664          25,179
   RWE AG                                     429,914          19,902
   Dresdner Bank AG                           485,290          18,993
   SAP AG                                      55,889          18,905
   Volkswagen AG                              275,671          17,768
   SAP AG Pfd.                                 39,703          16,054
   Muenchener
     Rueckversicherungs-
     Gesellschaft AG (Registered)              85,328          15,804
   Metro AG                                   244,736          15,421
-  Muenchener
     Rueckversicherungs-
     Gesellschaft AG                           75,377          13,759
   Viag AG                                     23,878          11,342
-  Thyssen Krupp AG                           475,890          10,468
-  Preussag AG                                147,426           7,921
   Schering AG                                 60,294           6,358
   Deutsche Lufthansa AG                      341,411           6,221
   Beiersdorf AG                               73,106           4,863
   Merck KGaA                                 147,731           4,805
   Linde AG                                     7,502           4,503
   Adidas-Salomon AG                           41,191           4,072
   Karstadt AG                                  7,468           3,558
   Aachener & Muenchener
     Beteiligungs AG (Registered)              34,578           3,530
   Heidelberger Zement AG                      41,594           3,432
   Man AG                                      97,767           3,337
   Volkswagen AG Pfd.                          82,291           3,042
   Hochtief AG                                 62,078           2,855
   Continental AG                              98,788           2,343
   RWE AG Pfd.                                 64,071           2,227
   Axa Colonia Konzern AG                      22,507           2,159
-  SGL Carbon AG                               18,041           1,395
   Douglas Holding AG                          29,289           1,314
   Dyckerhoff AG Pfd.                           2,606             787
   Aachener & Muenchener
     Beteiligungs AG (Bearer)                   7,319             743
   Man AG Pfd.                                 32,392             735
   AGIV AG                                     31,794             721
   Bilfinger & Berger Bau AG                   28,568             706
   Metro AG Pfd. 1                             20,068             683
   Buderus AG                                   1,607             645
   Friederich Grohe AG Pfd.                     1,971             557
   CKAG Colonia Konzern AG Pfd.                 5,141             429
-  Kloeckner-Humbolt-Deutz AG                  58,773             400
   Rheinmetall AG                              18,384             398
   Fag Kugelfischer Georg
     Schaefer AG                               38,118             387
   Rheinmetall AG Pfd.                         19,831             356
   Salamander AG                                2,153             324
-  Brau und Brunnen AG                          4,531             299
   IWKA AG                                      8,400             191
-  Strabag Bau AG                               3,011             160
   Escada AG Pfd.                                 930             125
   Escada AG                                      865             117
-  Herlitz AG                                   2,068              62
-  Herlitz AG Pfd.                              2,880              62
   Holsten-Brauerei AG                            260              46
                                                           -----------
                                                              700,954
                                                           -----------
IRELAND (0.6%)
   Allied Irish Banks PLC                     829,649          10,909
   CRH PLC                                    346,806           6,152
   Irish Life & Permanent PLC                 279,997           2,960
   Jefferson Smurfit Group PLC                919,816           2,158
   Kerry Group PLC A Shares                   147,784           1,753
-  Ryanair Holdings PLC                       145,972           1,513
   Independent Newspapers PLC                 202,781             972
   DCC PLC                                     85,354             695
   FYFFES PLC                                 316,015             684
   Waterford Wedgewood PLC                    632,017             652
   Greencore Group PLC                        170,670             528
   Jurys Hotel Group PLC                       49,372             392
   Irish Continental Group PLC                 28,736             367
   Clondalkin Group PLC                        49,471             332
-  Tullow Oil PLC                             247,565             197
   James Crean PLC                             47,365              56
                                                           -----------
                                                               30,320
                                                           -----------
ITALY (6.4%)
   Ente Nazionale
     Idrocarburi SpA                        7,293,085          43,548
   Telecom Italia Mobile SpA                6,126,314          36,581
-  Telecom Italia SpA                       3,437,468          35,733
   Assicurazioni Generali SpA                 966,469          33,489
   San Paolo-IMI SpA                        1,485,582          20,223
   Banca Commerciale
     Italiana SpA                           1,869,424          13,649
   Fiat SpA                                 3,574,284          11,316
   Banco Intesa SpA                         2,337,363          11,233
   Mediaset SpA                             1,070,368           9,515
   Istituto Nazionale Delle
     Assicurazioni SpA                      4,068,131           9,440
-  Olivetti SpA                             2,742,236           6,589
   Telecom Italia Mobile
     SpA Risp.                              1,624,577           5,981
   Pirelli SpA                              2,165,288           5,895
   Edison SpA                                 672,412           5,825
-  Telecom Italia SpA Risp.                   945,255           5,128
   Riunione Adriatica di
     Sicurta SpA                              497,382           4,832
   Montedison SpA                           2,765,677           4,506

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
EUROPEAN STOCK INDEX FUND                      SHARES           (000)
----------------------------------------------------------------------
   Alitalia SpA                             1,444,087      $    3,753
-  Benetton Group SpA                       1,884,116           3,711
   Banco Popolare Di Milano SpA               412,100           3,183
   Italgas SpA                                732,619           3,075
   Parmalat Finanziaria SpA                 1,987,326           2,603
   Banca Intesa Non-Conv Risp.              1,115,820           2,497
   Fiat SpA Pfd.                            1,538,894           2,468
   Italcementi SpA                            192,220           2,438
-  Unione Immobiliare SpA                   5,262,541           2,334
   Mondadori (Arnoldo)
     Editore SpA                              123,266           2,136
   Riunione Adriatica di Sicurta
     SpA Risp.                                250,081           2,110
   Fiat SpA Risp.                           1,217,182           2,077
   La Rinascente SpA                          269,122           2,037
   Bulgari SpA                                276,435           1,859
   Societa Assicuratrice
     Industriale SpA                          156,288           1,612
   Sirti SpA                                  327,500           1,581
   Societa Assicuratrice
     Industriale SpA Risp.                    229,627           1,208
   Magneti Marelli SpA                        890,806           1,180
   SNIA BPD SpA                               931,348           1,167
   Burgo (Cartiere) SpA                       179,400           1,151
-  Impregilo SpA                            1,186,584           1,002
   Italcementi SpA Risp.                      179,875             902
   Montedison SpA Risp.                       696,644             808
   La Rinascente SpA Pfd.                     161,797             669
   Marzotto & Figli SpA                        83,628             650
   Cementir SpA                               512,983             545
   La Rinascente SpA Risp.                    147,493             532
   Reno De Medici SpA                         219,226             522
   Pirelli SpA Risp.                          214,300             424
-  Olivetti SpA
     Rights Exp. 7/9/1999                   2,769,236             373
   SNIA SpA                                   469,220             368
   Danieli & Co. SpA                           54,090             329
   Danieli & Co. SpA Risp.                     75,500             212
   Marzotto & Figli SpA Risp.                  15,000             127
                                                           -----------
                                                              315,126
                                                           -----------
NETHERLANDS (8.2%)
   Royal Dutch Petroleum Co.                1,948,697         114,148
   ING Groep NV                               881,788          47,742
   Aegon NV                                   529,628          38,425
   Unilever NV                                518,406          34,937
   Royal Philips Electronics NV               308,028          30,384
   ABN-AMRO Holding NV                      1,373,110          29,737
   Koninklijke KPN NV                         427,928          20,080
   Koninklijke Ahold NV                       568,378          19,578
-  Heineken NV                                281,965          14,437
   Akzo Nobel NV                              268,912          11,315
   TNT Post Group NV                          432,892          10,335
   Wolters Kluwer NV                          240,324           9,567
   Elsevier NV                                583,955           6,775
   Getronics NV                                79,350           3,052
   Hagemeyer NV                                91,166           2,980
   KLM Royal Dutch Airlines NV                 70,625           1,999
   Koninklijke Hoogovens NV                    35,345           1,844
   Oce NV                                      67,724           1,725
   Vedior NV                                   79,752           1,357
   Buhrmann NV                                 70,829           1,143
   Koninklijke Pakhoed NV                      31,794             754
   IHC Caland NV                               18,925             742
   Stork NV                                    29,150             664
   Nedlloyd Groep NV                           25,199             624
   Hollandsche Beton Groep NV                  29,230             374
                                                           -----------
                                                              404,718
                                                           -----------
NORWAY (0.6%)
   Norsk Hydro ASA                            194,826           7,350
   Den Norske Bank ASA                        656,925           2,170
   Christiania Bank Og
     Kreditkasse ASA                          599,210           2,154
   Orkla ASA A Shares                         136,704           2,127
-  Storebrand ASA                             231,551           1,559
   Tomra Systems ASA                           37,880           1,424
-  Petro Geo-Services ASA                      82,813           1,247
   Norske Skogindustrier ASA
     A Shares                                  27,148           1,000
   Elkem ASA                                   51,066             908
-  Kvaerner ASA                                43,313             891
   Merkantildata ASA                           90,413             873
   Bergesen D.Y. ASA A Shares                  50,294             741
   Schibsted ASA                               64,468             725
-  NCL Holdings ASA                           216,265             723
   Orkla ASA B Shares                          37,722             513
   Dyno Industrier ASA                         28,316             511
   Hafslund ASA A Shares                       75,421             503
   Aker ASA A Shares                           29,442             400
   Bergesen D.Y. ASA B Shares                  27,292             387
   SAS Norge ASA B Shares                      41,605             378
   Norske Skogindustrier ASA
     B Shares                                  12,321             373
   Lief Hoegh & Co. ASA                        24,729             314
   Hafslund ASA B Shares                       67,658             280
-  ASK Proxima ASA                             45,955             246
   Smedvig ASA A Shares                        22,638             210
-  Helikopter Services Group ASA               25,827             192
   Unitor ASA                                  20,218             175
-  Kvaerner ASA B Shares                       10,773             170
   Smedvig ASA B Shares                        19,806             164
   Aker ASA B Shares                            2,190              27
                                                           -----------
                                                               28,735
                                                           -----------
PORTUGAL (0.8%)
   Electricidade de Portugal SA               511,053           9,202
   Portugal Telecom SA
     (Registered)                             182,511           7,425
   Banco Espirito Santo e
     Comercial de Lisboa SA
     (Registered)                             155,913           3,627
   Banco Comercial Portugues SA
     (Registered)                             126,259           3,272
   Jeronimo Martins & Filho,
     SGPS, SA                                  89,171           2,945
   Banco Comercial Portugues
     8% Cvt. Pfd.                              27,639           2,709
   Cimpor-Cimento de Portugal SA               84,982           2,191
   Brisa-Auto Estradas de
     Portugal, SA                              52,065           2,148

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
   Sonae Investimentos-Sociedade
     Gestora de Participacoes SA               37,627      $    1,280
   Companhia de
     Seguros Tranquilidade                     20,264             510
   Portucel Industrial-Empresa
     Productora de Cellulosa SA                90,092             495
   Unicer-Uniao Cervejeira SA                  22,018             431
   Inapa-Investimentos
     Participacoes e Gestao SA                 26,269             211
   Corticeira Amorin SA                        18,233             181
   Efacec-Empresa Fabrilde
     Maquinas Electricas SA                    22,617             173
   Cin-Corporacao Industrial do
     Norte SA                                   4,821             124
-  Colep-Companhia Portuguesa
     de Embalagens                             18,884             104
-  Somague-Sociedade Gestora de
     Participacoes, SA                         27,347              81
   Engil-SGPS                                  13,150              71
   Sociedade Construcoes Soares
     da Costa SA                               15,933              50
-  Portugal Telecom SA
     Rights Exp. 7/8/1999                     183,741               2
                                                           -----------
                                                               37,232
                                                           -----------
SPAIN (4.3%)
-  Telefonica de Espana SA                    965,659          46,517
   Banco Santander Central
     Hispano, SA                            3,425,348          35,678
-  Banco Bilbao Vizcaya SA                  1,954,466          28,238
   Endesa SA                                  850,980          18,149
   Repsol SA                                  757,071          15,459
   Iberdrola SA                               794,203          12,097
   Argentaria SA                              491,932          11,207
   Gas Natural SDG SA                         134,795           9,800
   Union Electrica Fenosa SA                  259,757           3,397
   Tabacalera SA A Shares                     161,417           3,263
   Fomento de Construcciones y
     Contratas SA                              53,132           3,041
   Autopista Concesionaria
     Espanola SA                              212,257           2,607
   Corporacion Financiera Alba SA              12,315           1,994
   Sociedade General de Aguas de
     Barcelona SA                              34,700           1,807
   Grupo Dragados SA                          139,638           1,637
   Acerinox SA                                 52,530           1,536
   Sol Melia, SA                               33,740           1,425
   Corporacion Mapfre SA                       69,687           1,419
   Vallehermoso SA                            116,541           1,129
   Zardoya Otis SA                             44,130           1,108
-  ACS, Actividades de
     Construccion y Servicios, SA              38,297           1,096
-  TelePizza, SA                              192,950             999
   Metrovacesa SA                              45,343             889
   Azucarera Ebro Agricolas                    54,094             828
   Portland Valderrivas SA                     21,444             675
   Cortefiel, SA                               24,300             639
   Prosegur Cia de Seguridad SA
     (Registered)                              54,600             609
-  Inmobiliaria Urbis SA                       43,680             604
   Viscofan Industria Navarra De
     Envolturas Celulosicas SA                 42,520             482
   Empresa Nacional Compania de
     Celulosas SA                              25,050             447
   Uralita SA                                  47,564             400
-  Asturiana de Zinc, SA                       31,700             386
-  El Aguila SA                                38,608             369
-  Puleva, SA                                 564,259             291
   Fabrica Espanola de Productos
     Quimicos y Farmaceuticos, SA              23,400             288
-  Ercros SA                                  233,502             190
-  Metrovacesa SA
     Rights Exp. 7/26/1999                     45,343              44
                                                           -----------
                                                              210,744
                                                           -----------
SWEDEN (3.5%)
   LM Ericsson Telephone AB
     B Shares                               1,769,232          56,708
   Hennes & Mauritz AB                        742,664          18,344
   ABB AB A Shares                            599,182           8,961
   Skandia Forsakrings AB                     457,841           8,563
   Volvo AB B Shares                          260,105           7,542
   ForeningsSparbanken AB                     497,463           7,022
   Electrolux AB Series B                     323,213           6,767
   Skandinaviska Eeskilda Banken
     AB B Shares                              567,369           6,607
   Svenska Handelsbanken
     A Shares                                 434,775           5,216
   Svenska Cellulosa AB B Shares              174,871           4,525
   Securitas AB B shares                      281,561           4,206
   Skanska AB B Shares                         97,418           3,672
   Sandvik AB A Shares                        167,415           3,653
   ABB AB B Shares                            236,241           3,533
   Volvo AB A Shares                          110,380           3,181
-  NetCom AB Shares                            89,678           3,017
   Atlas Copco AB A Shares                    105,090           2,862
   WM-Data AB B Shares                         65,884           2,511
   AGA AB A Shares                            116,769           1,456
   Swedish Match AB                           382,202           1,362
   Atlas Copco AB B Shares                     49,190           1,319
   Sandvik AB B Shares                         59,013           1,305
   AGA AB B Shares                             96,430           1,191
   Svenska Handelsbanken AB
     B Shares                                 102,000           1,128
   OM Gruppen AB                               97,925           1,106
   SKF AB B Shares                             59,388           1,097
   Svenskt Stal AB (SSAB)-
     Series A                                  75,609             947
   Trelleborg AB B Shares                     105,198             928
   Drott AB B Shares                          108,358             879
   SKF AB A Shares                             41,840             738
   Granges AB                                  36,646             620
   Diligentia AB                               64,385             500
   Svenskt Stal AB (SSAB)                      29,833             370
   Esselte AB A Shares                         17,160             172
   Esselte AB B Shares                         16,290             169
-  Meto AG                                     33,450             166
                                                           -----------
                                                              172,343
                                                           -----------

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
EUROPEAN STOCK INDEX FUND                      SHARES           (000)
----------------------------------------------------------------------
SWITZERLAND (9.6%)
   Novartis AG (Registered)                    62,501      $   91,264
   Roche Holdings AG
     (Dividend-Right Certificates)              6,405          65,839
   Nestle SA (Registered)                      35,864          64,618
   UBS AG                                     197,864          59,057
   Credit Suisse Group AG
     (Registered)                             245,151          42,420
   Zurich Allied AG                            44,812          25,482
   Swisscom AG                                 66,839          25,152
   Schweizerische
     Rueckversicherungs-
     Gesellschaft                              13,012          24,775
   Roche Holding AG (Bearer)                    1,457          23,993
   ABB AG (Bearer)                              7,328          11,194
   Adecco SA (Bearer)                          15,290           8,193
-  Alusuisse-Lonza Group AG
     (Registered)                               5,548           6,467
-  Holderbank Financiere Glarus AG
     (Bearer)                                   4,540           5,359
-  Holderbank Financiere Glarus AG
     (Registered)                               9,875           3,144
   The Swatch Group AG                          3,129           2,105
-  Sairgroup AG                                 9,289           1,945
-  Sulzer AG (Registered)                       3,065           1,863
   SMH AG (Registered)                         12,486           1,783
   ABB AG (Registered)                          4,591           1,403
   Kuoni Reisen Holding AG
     (Registered)                                 290           1,118
-  Georg Fischer AG (Registered)                3,043             992
   Schindler Holding AG (Registered)              636             982
-  SGS Societe Generale de
     Surveillance Holding SA (Bearer)             870             901
   Valora Holding AG                            3,767             867
   Schindler Holding AG (Ptg. Ctf.)               443             678
   Sika Finanz AG (Bearer)                      2,261             675
   Forbo Holding AG (Registered)                1,423             566
   Moevenpick Holding AG (Bearer)               1,100             476
   Grands Magasins Jelmoli SA
     (Bearer)                                     503             466
-  SGS Societe Generale de
     Surveillance Holding SA
     (Registered)                               1,617             400
   Grands Magasins Jelmoli SA
     (Registered)                               1,663             304
                                                           -----------
                                                              474,481
                                                           -----------
UNITED KINGDOM (31.2%)
   BP Amoco PLC                             8,408,993         150,710
   British Telecommunications
     PLC                                    5,652,120          94,707
   Glaxo Wellcome PLC                       3,194,155          88,766
   Lloyds TSB Group PLC                     4,858,666          65,865
   SmithKline Beecham PLC                   4,943,342          64,247
   AstraZeneca Group PLC                    1,573,358          60,861
   HSBC Holdings PLC (Foreign)              1,683,023          59,585
   Vodafone AirTouch PLC                    2,726,602          53,724
   Vodafone AirTouch PLC ADR                  235,450          46,389
   Barclays PLC                             1,348,238          39,232
   Diageo PLC                               3,066,851          32,027
   HSBC Holdings PLC (Local)                  827,534          29,311
   Cable and Wireless PLC                   2,111,560          26,910
   Halifax PLC                              2,127,171          25,382
   Prudential Corp. PLC                     1,707,718          25,142
   General Electric Co., PLC                2,380,528          24,278
   Abbey National PLC                       1,286,597          24,154
   Unilever PLC                             2,605,807          23,187
   BG PLC                                   3,453,797          21,096
   British American Tobacco PLC             1,939,446          18,236
   Allied Zurich PLC                        1,364,100          17,148
   CGU PLC                                  1,152,815          16,654
   Reuters Group PLC                        1,262,591          16,608
   Royal Bank of Scotland
     Group PLC                                798,039          16,253
   Invensys PLC                             3,373,793          15,968
   Rio Tinto PLC                              924,389          15,496
   Granada Group PLC                          815,823          15,136
   Tesco PLC                                5,785,877          14,889
   Marks & Spencer PLC                      2,477,023          14,330
   British Sky Broadcasting
     Group PLC                              1,504,469          13,956
   Kingfisher PLC                           1,192,491          13,722
-  Cadbury Schweppes PLC                    1,823,234          11,611
   Royal & Sun Alliance
     Insurance Group PLC                    1,259,923          11,300
   Legal & General Group PLC                4,351,646          11,078
   Pearson PLC                                532,630          10,822
   GKN PLC                                    621,220          10,605
   Bass PLC                                   718,333          10,423
   J. Sainsbury PLC                         1,627,662          10,263
   British Aerospace PLC                    1,541,648          10,006
   Rentokil Initial PLC                     2,538,215           9,902
   Great Universal Stores PLC                 873,240           9,677
   Boots Co., PLC                             785,102           9,325
   Railtrack Group PLC                        444,883           9,095
   BAA PLC                                    933,844           8,979
   Scottish Power PLC                       1,032,784           8,921
   National Grid Group PLC                  1,263,070           8,790
   Centrica PLC                             3,578,207           8,404
   Peninsular & Oriental Steam
     Navigation Co.                           555,130           8,335
   BOC Group PLC                              420,914           8,227
   Scottish & Southern
     Energy PLC                               753,541           7,709
   National Power PLC                       1,049,168           7,641
   Land Securities PLC                        487,524           6,555
   Reed International PLC                     978,004           6,525
   Imperial Chemical
     Industries PLC                           639,198           6,317
   British Airways PLC                        913,728           6,305
   Compass Group PLC                          593,331           5,883
   Scottish & Newcastle PLC                   555,871           5,787
   Rolls-Royce PLC                          1,311,300           5,550
   United Utilities PLC                       456,403           5,547
   Schroders PLC                              270,583           5,528
   EMI Group PLC                              687,248           5,514
   Hilton Group PLC                         1,314,810           5,212
   Hanson PLC                                 567,374           5,040
   Blue Circle Industries PLC                 698,791           4,648

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
   Thames Water PLC                           292,909      $    4,645
   Carlton Communications PLC                 559,495           4,639
   British Steel PLC                        1,763,138           4,565
   Associated British Foods PLC               682,658           4,514
   Misys PLC                                  497,249           4,256
   Stagecoach Holdings PLC                  1,149,805           4,119
   British Land Co., PLC                      471,093           3,939
   Williams PLC                               595,916           3,936
   Next PLC                                   322,242           3,914
   Wolseley PLC                               502,833           3,785
   Safeway PLC                                938,684           3,762
   RMC Group PLC                              230,019           3,704
   Smiths Industries PLC                      267,557           3,534
   BP Amoco PLC ADR                            26,100           2,832
   BBA Group PLC                              364,443           2,798
   TI Group PLC                               408,676           2,738
   Electrocomponents PLC                      367,235           2,712
   Rank Group PLC                             677,956           2,696
   BPB PLC                                    426,327           2,526
   Arjo Wiggins Appleton PLC                  719,307           2,494
   MEPC PLC                                   303,931           2,472
-  Burmah Castrol PLC                         127,098           2,412
   Tate & Lyle PLC                            377,437           2,365
   Anglian Water PLC                          212,295           2,348
   Ocean Group PLC                            125,712           2,081
   Slough Estates PLC                         359,557           2,039
   Hammerson PLC                              266,706           1,997
   Bunzl PLC                                  362,193           1,804
   Lasmo PLC                                  775,758           1,773
   Lonmin PLC                                 183,490           1,706
   Johnson Matthey PLC                        167,326           1,635
   FKI PLC                                    523,008           1,625
   Tarmac PLC                                 836,586           1,569
   Racal Electronics PLC                      254,549           1,555
   St. James's Place Capital PLC              415,468           1,539
   Bowthorpe PLC                              170,691           1,499
   Hyder PLC                                  121,145           1,442
   Sun Life Provincial Holdings PLC           192,487           1,375
   Rexam PLC                                  335,875           1,361
   Cobham PLC                                  81,650           1,300
   The Berkeley Group PLC                     104,265           1,254
   IMI PLC                                    308,224           1,249
   Unigate PLC                                195,802           1,248
   Pilkington PLC                             842,860           1,227
   Barratt Developments PLC                   200,814           1,133
   United Biscuits Holdings PLC               363,959           1,094
   De La Rue PLC                              179,877           1,086
   Caradon PLC                                450,793           1,066
   Taylor Woodrow PLC                         346,239             993
   Lex Service PLC                             98,971             913
   Rugby Group PLC                            488,448             878
   Meyer International PLC                    123,843             812
   Amec PLC                                   169,227             686
   Elementis 1998 PLC                         391,639             642
   George Wimpey PLC                          267,413             637
   Jarvis PLC                                 118,931             553
   Laird Group PLC                            110,070             462
   Hepworth PLC                               135,402             423
   BICC PLC                                   278,447             402
   Wilson Connolly Holdings PLC               129,932             363
   Vickers PLC                                123,276             317
   Coats Viyella PLC                          388,312             312
   Delta PLC                                  113,167             264
   Courtaulds Textiles PLC                     60,490             155
   Transport Development
     Group PLC                                 14,017              50
                                                           -----------
                                                            1,535,717
                                                           -----------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $3,623,144)                                        4,904,054
----------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (12.4%)(1)
----------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 4.77%, 7/28/1999                       $    2,000           1,992
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 4.75%, 7/22/1999                            2,500           2,492
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.87%, 7/1/1999                             54,712          54,712
   4.96%, 7/1/1999--Note G                    549,495         549,495
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $608,693)                                            608,691
----------------------------------------------------------------------
TOTAL INVESTMENTS (111.9%)
   (COST $4,231,837)                                        5,512,745
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-11.9%)
----------------------------------------------------------------------
Other Assets--Note B                                           35,964
Security Lending Collateral Payable
   to Brokers--Note G                                        (549,495)
Other Liabilities                                             (74,188)
                                                           -----------
                                                             (587,719)
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 198,527,890 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)                      $4,925,026
======================================================================

NET ASSET VALUE PER SHARE                                      $24.81
======================================================================

 * See Note A in Notes to Financial Statements.
 - Non-Income-Producing Security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 12.0%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Securities with an aggregate value of $4,484,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
(Ptg. Ctf.)--Participating Certificate.

----------------------------------------------------------------------

                                               AMOUNT             PER
EUROPEAN STOCK INDEX FUND                       (000)           SHARE
----------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
Paid in Capital                            $3,580,048          $18.03
Undistributed Net Investment
  Income--Note F                               52,623             .27
Accumulated Net Realized
  Gains--Note F                                12,492             .06
Unrealized Appreciation
  (Depreciation)--Note E
  Investment Securities                     1,280,908            6.45
  Futures Contracts                              (456)             --
  Foreign Currencies and
    Forward Currency Contracts                   (589)             --
----------------------------------------------------------------------
NET ASSETS                                 $4,925,026          $24.81
======================================================================

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
PACIFIC STOCK INDEX FUND                       SHARES           (000)
----------------------------------------------------------------------
COMMON STOCKS (97.1%)(1)
----------------------------------------------------------------------
AUSTRALIA (9.4%)
   Telstra Corp. Ltd.                       3,415,448      $   19,571
   National Australia Bank Ltd.               993,548          16,441
   Broken Hill Proprietary Ltd.             1,138,559          13,189
   News Corp. Ltd.                          1,342,605          11,455
   News Corp. Ltd. Pfd.                     1,169,565           8,911
   Westpac Banking Corp., Ltd.              1,277,060           8,284
   AMP Ltd.                                   745,562           8,151
   Westfield Trust (Units)                  2,286,809           4,628
   Coles Myer Ltd.                            728,508           4,239
   Brambles Industries Ltd.                   135,597           3,572
   Colonial Ltd.                              932,042           3,301
   WMC Ltd.                                   746,138           3,205
   Rio Tinto Ltd.                             194,393           3,187
   Foster's Brewing Group Ltd.              1,088,190           3,067
   Coca-Cola Amatil Ltd.                      653,856           2,635
   Woolworths Ltd.                            709,834           2,361
   Amcor Ltd.                                 413,346           2,298
   CSR Ltd.                                   665,930           1,904
   Suncorp-Metway Ltd.                        303,611           1,809
   Southcorp Ltd.                             399,239           1,612
   Stockland Trust Group Ltd.                 665,682           1,520
   Wesfarmers Ltd.                            165,461           1,490
   Pioneer International Ltd.                 577,620           1,472
   Tabcorp Holdings Ltd.                      197,493           1,331
   Boral Ltd.                                 745,036           1,262
   Santos Ltd.                                368,219           1,206
   Australian Gas Light Co., Ltd.             191,059           1,162
   Gio Australia Holdings Ltd.                438,280           1,068
   QBE Insurance Group Ltd.                   278,619           1,060
   North Ltd.                                 509,536           1,032
   Orica Ltd.                                 187,982           1,027
   Pacific Dunlop Ltd.                        680,830             982
   Howard Smith Ltd.                          111,620             853
   Rothmans Holdings Ltd.                      83,140             791
   Mount Isa Mines Holdings Ltd.            1,056,992             749
   Mayne Nickless Ltd.                        205,384             703
   Goodman Fielder Ltd.                       760,571             678
   CSL Ltd.                                    75,830             655
   Hardie (James) Industries Ltd.             243,724             645
   Normandy Mining Ltd.                       968,423             645
   Leighton Holdings Ltd.                     159,000             621
   F.H. Faulding & Co., Ltd.                   86,337             526
   Westralian Sands Ltd.                      220,483             477
   Futuris Corp., Ltd.                        315,139             459
   Email Ltd.                                 215,823             415
-  Publishing & Broadcasting Ltd.              56,987             377
   Star City Holdings Ltd.                    338,210             329
-  Newcrest Mining Ltd.                       121,382             273
   David Jones Ltd.                           252,932             248
   Delta Gold NL                              165,500             236
   Sons of Gwalia Ltd.                         72,089             190
   Metal Manufactures Ltd.                    141,300             173
   Resolute Ltd.                              111,700              56
   RGC Gold Unsecured Notes                   145,141              45
                                                           -----------
                                                              148,576
                                                           -----------
HONG KONG (8.3%)
   Hutchison Whampoa Ltd.                   2,546,000          23,053
   Hong Kong
     Telecommunications Ltd.                7,883,593          20,475
   Sun Hung Kai Properties Ltd.             1,596,400          14,557
   Hang Seng Bank Ltd.                      1,268,200          14,180
   Cheung Kong Holdings Ltd.                1,555,000          13,829
   CLP Holdings Limited                     1,609,500           7,821
   Swire Pacific Ltd. A Shares                983,000           4,865
   Wharf Holdings Ltd.                      1,545,000           4,819
   Hong Kong & China Gas
     Co., Ltd.                              3,021,311           4,381
   New World Development
     Co., Ltd.                              1,397,797           4,189
   Cathay Pacific Airways Ltd.              2,226,000           3,414
   Johnson Electric Holdings Ltd.             610,000           2,516
   Bank of East Asia Ltd.                     917,733           2,324
   Shangri-La Asia Ltd.                     1,168,000           1,445
   Television Broadcasts Ltd.                 303,000           1,422
   Hang Lung Development
     Co., Ltd.                              1,113,000           1,377
   Hysan Development Co., Ltd.                744,211           1,122
   South China Morning Post Ltd.            1,133,000             635
   Hong Kong and Shanghai
     Hotels Ltd.                              699,000             595
   Wing Lung Bank Ltd.                        151,128             588
   Miramar Hotel & Investment Ltd.            428,000             521
   Varitronix International Ltd.              199,000             414
   Hopewell Holdings Ltd.                     536,400             408
-  Regal Hotels International
     Holdings Ltd.                          2,668,800             323
   Hong Kong Aircraft &
     Engineering Co., Ltd.                    157,600             305
   Giordano International Ltd.                416,000             295
   Shun Tak Holdings Ltd.                   1,046,000             280
   Tai Cheung Holdings Ltd.                   839,000             249
   Oriental Press Group Ltd.                1,238,000             199
   Hong Kong Construction
     Holdings Ltd.                            277,000             179
   Dickson Concepts
     International Ltd.                       213,899             152
   Elec & Eltek International
     Holdings Ltd.                            717,000             128
-  Peregrine Investment
     Holdings Ltd.                            293,200               0
                                                           -----------
                                                              131,060
                                                           -----------
JAPAN (75.6%)
   Nippon Telegraph and
     Telephone Corp.                            8,309          96,795
   Toyota Motor Corp.                       2,431,000          76,925
   The Bank of Tokyo-
     Mitsubishi Ltd.                        3,019,000          42,977
   Honda Motor Co., Ltd.                      630,000          26,702
   Takeda Chemical Industries Ltd.            576,000          26,697
   Matsushita Electric Industrial
     Co., Ltd.                              1,337,000          25,959
   Fujitsu Ltd.                             1,210,000          24,343

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
----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
PACIFIC STOCK INDEX FUND                       SHARES           (000)
----------------------------------------------------------------------
   Hitachi Ltd.                             2,153,000      $   20,189
   Tokyo Electric Power Co.                   886,100          18,705
   Ito-Yokado Co., Ltd.                       269,000          18,002
   Sony Corp.                                 165,300          17,822
   Bridgestone Corp.                          549,500          16,616
   Canon, Inc.                                559,000          16,072
   Nomura Securities Co., Ltd.              1,341,000          15,699
   Fuji Bank Ltd.                           2,220,000          15,480
   Sumitomo Bank Ltd.                       1,203,000          14,919
   East Japan Railway Co.                       2,590          13,909
   Industrial Bank of Japan Ltd.            1,704,000          13,515
   NEC Corp.                                1,052,000          13,081
   Fuji Photo Film Co., Ltd.                  333,000          12,601
   Kansai Electric Power Co., Inc.            658,800          12,519
   Rohm Co., Ltd.                              78,000          12,212
   Denso Corp.                                586,000          11,910
   Kao Corp.                                  404,000          11,349
   Tokio Marine & Fire
     Insurance Co.                          1,011,000          10,984
   Murata Manufacturing Co., Ltd.             156,000          10,259
   Sony Music Entertainment                   119,800          10,195
   Nippon Steel Corp.                       4,381,000          10,171
   Sakura Bank Ltd.                         2,641,681          10,018
   Mitsubishi Heavy
     Industries Ltd.                        2,186,000           8,868
   Shin-Etsu Chemical Co., Ltd.               264,000           8,834
   Yamanouchi Pharmaceuticals
     Co., Ltd.                                227,000           8,683
   Sharp Corp.                                734,000           8,672
   Asahi Bank Ltd.                          1,807,000           8,659
   Mitsubishi Estate Co., Ltd.                862,000           8,410
   Tokai Bank Ltd.                          1,460,000           8,323
   Fanuc Co., Ltd.                            154,700           8,308
   Mitsubishi Trust &
     Banking Corp.                            841,000           8,171
   Kirin Brewery Co., Ltd.                    662,000           7,931
   Secom Co., Ltd.                             75,000           7,808
   Nissan Motor Co., Ltd.                   1,611,000           7,693
   Tokyo Electron Ltd.                        112,630           7,640
   Dai-Nippon Printing Co., Ltd.              476,000           7,610
   Taisho Pharmaceutical Co.                  226,000           7,469
   Sankyo Co., Ltd.                           295,000           7,434
   Mitsui & Co., Ltd.                       1,035,000           7,217
   Advantest Corp.                             65,500           7,197
   Kyocera Corp.                              122,000           7,157
   Mitsubishi Corp.                         1,010,000           6,842
   Daiwa Securities Group Inc.                922,000           6,094
   Osaka Gas Co., Ltd.                      1,645,000           5,586
   Mitsubishi Electric Corp.                1,401,000           5,382
   Shizuoka Bank Ltd.                         539,000           5,371
   Sumitomo Electric
     Industries Ltd.                          469,000           5,332
   Kinki Nippon Railway Co.                 1,079,000           5,304
   Tohoku Electric Power Co.                  347,000           5,252
   Sekisui House Ltd.                         485,000           5,233
   Asahi Chemical Industry
     Co., Ltd.                                932,000           5,167
   Sumitomo Corp.                             695,000           5,082
   Sanyo Electric Co., Ltd.                 1,240,000           5,040
   Yamato Transport Co., Ltd.                 289,000           5,038
   Asahi Glass Co., Ltd.                      759,000           4,923
   Toppan Printing Co., Ltd.                  440,000           4,911
   Sumitomo Chemical Co.                    1,044,000           4,787
   SMC Corp.                                   42,000           4,702
   Ajinomoto Co., Inc.                        411,000           4,686
   Mitsubishi Chemical Corp.                1,353,000           4,684
   Tokyo Gas Co., Ltd.                      1,866,000           4,594
   Mitsui Fudosan Co., Ltd.                   552,000           4,469
   Toray Industries, Inc.                     888,000           4,446
   Hoya Corp.                                  76,000           4,289
   Nippon Express Co., Ltd.                   684,000           4,097
   Komatsu Ltd.                               630,000           4,024
   Shiseido Co., Ltd.                         266,000           3,987
   OJI Paper Co., Ltd.                        684,000           3,956
   Nippon Mitsubishi Oil Corp.                933,600           3,934
   Nikon Corp.                                239,000           3,910
   Asahi Breweries Ltd.                       314,000           3,907
   Kawasaki Steel Corp.                     2,075,000           3,874
   Japan Air Lines Co., Ltd.                1,166,000           3,853
   Marui Co., Ltd.                            231,000           3,817
   Eisai Co., Ltd.                            192,000           3,783
   Jusco Co., Ltd.                            205,000           3,726
   Daiwa House Industry Co., Ltd.             339,000           3,565
   Toyo Seikan Kaisha Ltd.                    144,000           3,236
   Nippon Paper Industries Co.                617,000           3,217
   Nippon Yusen Kabushiki
     Kaisha Co.                               791,000           3,045
   Toyoda Automatic Loom
     Works Ltd.                               174,000           2,954
   Omron Corp.                                168,000           2,915
   Kuraray Co., Ltd.                          239,000           2,875
   Minebea Co., Ltd.                          254,000           2,833
-  Sumitomo Metal Industries Ltd.           2,258,000           2,817
   Sumitomo Marine & Fire
     Insurance Co.                            465,000           2,805
   Alps Electric Co., Ltd.                    119,000           2,787
   Daiichi Pharmaceutical Co., Ltd.           178,000           2,762
   Kubota Corp.                               914,000           2,734
   Hirose Electric Co., Ltd.                   26,200           2,719
   Tostem Corp.                               141,000           2,708
   77 Bank Ltd.                               293,000           2,566
   Mitsui Marine & Fire
     Insurance Co.                            518,000           2,546
   Olympus Optical Co., Ltd.                  170,000           2,513
   NGK Insulators Ltd.                        233,000           2,433
   Gunma Bank Ltd.                            384,000           2,411
   Kawasaki Heavy Industries Ltd.             882,000           2,390
   Joyo Bank Ltd.                             613,000           2,385
   Teijin Ltd.                                578,000           2,340
   Ohbayashi Corp.                            463,000           2,330
   Kajima Corp.                               636,000           2,312
   Itochu Corp.                               921,000           2,290
   Hankyu Corp.                               569,000           2,257
   Pioneer Electronic Corp.                   112,000           2,179
   Kaneka Corp.                               231,000           2,176
   Shimano, Inc.                               88,000           2,083
   Ebara Corp.                                174,000           2,069
   Marubeni Corp.                             977,000           2,042
   Kinden Corp.                               188,000           2,027
   Sekisui Chemical Co.                       348,000           2,018


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
----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
   Shimizu Corp.                              515,000      $    2,008
   Bank of Yokohama Ltd.                      775,000           1,991
   NSK Ltd.                                   360,000           1,975
   Daikin Industries Ltd.                     169,000           1,962
   Chiba Bank Ltd.                            531,000           1,961
   Uni-Charm Corp.                             45,000           1,952
   Nissin Food Products Co., Ltd.              80,000           1,950
   Nagoya Railroad Co., Ltd.                  588,000           1,934
   Shionogi & Co., Ltd.                       242,000           1,913
   Furukawa Electric Co.                      411,000           1,885
   Toho Co., Ltd.                              12,800           1,872
   Nippon Meat Packers, Inc.                  142,000           1,854
   Uny Co., Ltd.                              121,000           1,819
   Takashimaya Co.                            190,000           1,816
   Taiheiyo Cement Corp.                      630,000           1,806
   Nankai Electric Railway Co.                388,000           1,798
   Chugai Pharmaceutical Co., Ltd.            165,000           1,778
   Sanrio Co., Ltd.                            52,000           1,770
   Toto Ltd.                                  229,000           1,769
-  NKK Corp.                                2,124,000           1,737
   Tokyu Corp.                                685,000           1,726
   Mitsui Osk Lines Ltd.                      802,000           1,723
   Yamazaki Baking Co., Ltd.                  138,000           1,712
   Citizen Watch Co., Ltd.                    195,000           1,692
   Dai-Nippon Ink &
     Chemicals, Inc.                          493,000           1,678
   Nichido Fire & Marine
     Insurance Co., Ltd.                      325,000           1,673
   Tokyo Broadcasting System, Inc.            115,000           1,663
   Mitsui Mining & Smelting
     Co., Ltd.                                321,000           1,657
   Tobu Railway Co., Ltd.                     555,000           1,573
   Kyowa Hakko Kogyo Co.                      273,000           1,563
   Mitsubishi Materials Corp.                 697,000           1,561
   Odakyu Electric Railway Co.                466,000           1,559
   Yamaha Corp.                               128,000           1,539
   NGK Spark Plug Co.                         149,000           1,533
   Nippon Comsys Corp.                         94,000           1,526
   Skylark Co., Ltd.                           71,000           1,525
   Daiei, Inc.                                442,000           1,512
   Kurita Water Industries Ltd.                84,000           1,506
   Konami Co., Ltd.                            35,600           1,471
   Sumitomo Metal Mining Co.                  355,000           1,467
   Aoyama Trading Co., Ltd.                    46,200           1,458
   Meiji Seika Kaisha Ltd.                    245,000           1,370
   Yamaguchi Bank Ltd.                        151,000           1,366
   Casio Computer Co.                         175,000           1,330
   Taisei Corp.                               596,000           1,310
   Nippon Fire & Marine
     Insurance Co., Ltd.                      382,000           1,294
   Mitsui Trust & Banking Co.                 806,000           1,285
   Onward Kashiyama Co., Ltd.                 116,000           1,275
   Mitsukoshi Ltd.                            293,000           1,273
   Amada Co., Ltd.                            179,000           1,264
   Mycal Corp.                                201,000           1,262
   Makita Corp.                               111,000           1,255
   Taiyo Yuden Co., Ltd.                       75,000           1,231
   Isetan Co.                                 139,000           1,198
   Kokuyo Co., Ltd.                            74,000           1,192
   Wacoal Corp.                               117,000           1,191
   Autobacs Seven Co., Ltd.                    24,500           1,190
   Daito Trust Construction Co., Ltd.         104,800           1,169
   Mitsubishi Rayon Co., Ltd.                 408,000           1,163
   Takara Shuzo Co.                           141,000           1,150
   Ube Industries Ltd.                        533,000           1,149
   Keihin Electric Express Railway
     Co., Ltd.                                341,000           1,127
   Koyo Seiko Co., Ltd.                       129,000           1,124
   Nishimatsu Construction Co.                194,000           1,112
   Fujikura Ltd.                              230,000           1,098
   Nitto Denko Corp.                           52,000           1,091
   Mitsubishi Logistics Corp.                  96,000           1,079
   Tosoh Corp.                                379,000           1,058
   Nippon Sheet Glass Co., Ltd.               293,000           1,043
   House Foods Industry Corp.                  69,000           1,017
   NTN Corp.                                  298,000           1,017
   Trans Cosmos, Inc.                          13,900           1,011
   Snow Brand Milk Products Co.               206,000           1,006
   Namco Ltd.                                  36,600             983
   Kikkoman Corp.                             116,000             982
   Nippon Shinpan Co.                         292,000             970
   Yokogawa Electric Corp.                    163,000             963
   Hokuriku Bank Ltd.                         481,000             954
   Mitsubishi Gas Chemical Co.                298,000             941
   INAX Corp.                                 154,000             940
   Konica Corp.                               228,000             940
   Kandenko Co., Ltd.                         153,000             938
   Sapparo Breweries Ltd.                     204,000             905
   Higo Bank Ltd.                             221,000             904
   Daicel Chemical Industries Ltd.            236,000             868
   Ashikaga Bank Ltd.                         443,000             864
   Sumitomo Forestry Co.                      111,000             864
   Kamigumi Co., Ltd.                         167,000             857
   Lion Corp.                                 207,000             855
   Tokyo Style Co.                             79,000             849
   Daimaru, Inc.                              173,000             846
   Sega Enterprises Ltd.                       63,900             845
   CSK Corp.                                   37,000             841
   Komori Corp.                                46,000             829
   Showa Denko K.K.                           641,000             821
   Kawasaki Kisen Kaisha Ltd.                 377,000             813
-  Seiyu Ltd.                                 145,000             803
   Japan Energy Corp.                         673,000             790
   Kissei Pharmaceutical Co.                   39,000             775
   Fujita Kanko, Inc.                          81,000             770
   Sumitomo Heavy Industries Ltd.             341,000             761
   Hitachi Zosen Corp.                        630,000             760
   Hankyu Department Stores, Inc.             114,000             756
   Mori Seiki Co.                              55,000             750
   Toyobo Ltd.                                493,000             745
   Sanden Corp.                                93,000             741
   Sanwa Shutter Corp.                        135,000             732
   Daiwa Kosho Lease Co., Ltd.                166,000             727
   Shimachu Co.                                32,500             720
   Nippon Shokubai K.K.                       117,000             696
   Cosmo Oil Co., Ltd.                        378,000             693
   Nisshinbo Industries, Inc.                 150,000             683
   Takara Standard Co.                        105,000             659
   Denki Kagaku Kogyo K.K.                    297,000             650
   Seino Transportation Co., Ltd.             106,000             631


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
----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
PACIFIC STOCK INDEX FUND                       SHARES           (000)
----------------------------------------------------------------------
   Q.P. Corp.                                  87,000      $      625
   Brother Industries Ltd.                    177,000             610
   Meiji Milk Products Co., Ltd.              167,000             597
   Tokyo Dome Corp.                            99,000             574
   Okumura Corp.                              154,000             573
   Maeda Road Construction
     Co., Ltd.                                 84,000             566
   Itoham Foods, Inc.                         139,000             565
-  Dai-Nippon Screen
     Manufacturing Co., Ltd.                  109,000             563
   Kansai Paint Co., Ltd.                     182,000             558
   Katokichi Co., Ltd.                         32,000             553
   Arabian Oil Co., Ltd.                       30,400             541
-  Kanebo Ltd.                                331,000             541
-  Mitsui Engineering &
     Shipbuilding Co., Ltd.                   470,000             532
   Okuma Corp.                                114,000             529
   Sumitomo Osaka Cement
     Co., Ltd.                                265,000             515
-  Kumagai Gumi Co., Ltd.                     460,000             513
   Kaken Pharmaceutical Co.                    71,000             508
   Gunze Ltd.                                 190,000             502
   Amano Corp.                                 60,000             495
   Takuma Co., Ltd.                            53,000             489
   Ezaki Glico Co.                             81,000             485
   Daifuku Co., Ltd.                           68,000             475
   Noritake Co., Ltd.                          91,000             474
   Tokyo Steel Manufacturing Co.               88,000             462
   Nippon Light Metal Co.                     308,000             461
   Nagase & Co., Ltd.                          96,000             456
-  Daikyo, Inc.                               126,000             448
   Nichirei Corp.                             168,000             444
   Teikoku Oil Co., Ltd.                      134,000             434
   Uniden Corp.                                42,000             427
   Mitsubishi Paper Mills Ltd.                218,000             409
   Makino Milling Machine Co.                  59,000             404
   Misawa Homes Co., Ltd.                      94,000             395
   Tsubakimoto Chain Co.                      111,000             395
   Tokyo Tatemono Co., Ltd.                   170,000             393
-  Penta-Ocean Construction Co.               221,000             385
   Daido Steel Co., Ltd.                      242,000             384
   Kyudenko Corp.                              67,000             383
   Toei Co.                                    90,000             368
-  Ishihara Sangyo Kaisha Ltd.                188,000             356
   Iwatani International Corp.                149,000             355
   NOF Corp.                                  137,000             353
   Kureha Chemical Industry Co.               131,000             349
   Oyo Corp.                                   18,000             336
   Toyo Exterior Co.                           28,000             324
   Mitsui Soko Co., Ltd.                       92,000             306
-  Chiyoda Corp.                              147,000             304
   Tokyotokeiba Co.                           179,000             293
   JGC Corp.                                  105,000             278
   Nippon Sharyo Ltd.                          84,000             271
-  Japan Steel Works Ltd.                     216,000             269
   Nippon Suisan Kaisha Ltd.                  162,000             256
-  Unitika Ltd.                               273,000             248
-  Niigata Engineering Co., Ltd.              246,000             236
   Okamoto Industries, Inc.                    92,000             236
-  Renown, Inc.                               160,000             225
   Toa Corp.                                  116,000             216
-  Japan Metals & Chemicals Co.               123,000             209
   Kurabo Industries Ltd.                     154,000             206
-  Fujita Corp.                               273,000             203
-  Haseko Corp.                               236,000             201
   Maruha Corp.                               154,000             192
   Nippon Beet Sugar
     Manufacturing Co.                         79,000             163
-  Hazama Corp.                               177,000             148
-  Aoki Corp.                                 216,000             137
-  Sankyo Aluminum Industry Co.               110,000             126
   Toyo Engineering Corp.                     111,000             126
-  Sato Kogyo Co.                             148,000             124
-  Gakken Co.                                  27,000              49
-  The Yasuda Trust and Banking
     Co., Ltd.                                  3,000               4
                                                           -----------
                                                            1,199,241
                                                           -----------
MALAYSIA
-  Aokam Perdana Bhd.                         337,000               0
-  Promet Bhd.                                765,000               0
                                                           -----------
                                                                    0
                                                           -----------
NEW ZEALAND (0.7%)
   Telecom Corp. of
     New Zealand Ltd.                       1,253,116           5,379
   Carter Holt Harvey Ltd.                  1,271,523           1,523
   Lion Nathan Ltd.                           351,630             842
-  Brierley Investments Ltd.                2,202,450             619
-  Fletcher Challenge Ltd. Energy             223,042             605
-  Contact Energy Ltd.                        372,109             603
   Fisher & Paykel Industries Ltd.            134,905             429
   Fletcher Challenge Ltd. Building           246,111             359
   Fletcher Challenge Ltd. Paper              477,675             357
-  Fletcher Challenge Ltd. Forest             530,737             298
                                                           -----------
                                                               11,014
                                                           -----------
SINGAPORE (3.1%)
   Singapore
     Telecommunications Ltd.                4,031,000           6,914
   Oversea-Chinese Banking
     Corp., Ltd. (Foreign)                    703,527           5,868
   Singapore Airlines Ltd. (Foreign)          601,000           5,719
   Development Bank of Singapore
     Ltd. (Foreign)                           454,712           5,555
   Singapore Press Holdings Ltd.              250,855           4,273
   City Developments Ltd.                     581,000           3,720
   United Overseas Bank Ltd.
     (Foreign)                                475,350           3,323
   Singapore Technologies
     Engineering Ltd.                       2,262,000           2,564
   Keppel Corp., Ltd.                         522,750           1,781
   Sembcorp Industries Ltd.                 1,049,203           1,664
   Venture Manufacturing
     (Singapore) Ltd.                         135,000           1,039
   United Industrial Corp., Ltd.            1,475,000             996
   Cycle & Carriage Ltd.                      164,651             948
   Fraser & Neave Ltd.                        191,000             847
   Creative Technology Ltd.                    58,750             766
-  Neptune Orient Lines Ltd.                  477,000             583
   Parkway Holdings Ltd.                      210,000             518
   First Capital Corp., Ltd.                  288,000             448

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
   Natsteel Ltd.                              245,071      $      429
   Overseas Union Enterprise Ltd.             128,000             406
   Hotel Properties Ltd.                      312,000             326
   Shangri-La Hotel Ltd.                      122,000             294
   Inchcape Bhd.                              172,000             277
   Haw Par Brothers
     International Ltd.                       162,000             276
   Comfort Group Ltd.                         363,000             224
   Robinson & Co., Ltd.                        49,000             148
                                                           -----------
                                                               49,906
                                                           -----------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $1,458,842)                                        1,539,797
----------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
----------------------------------------------------------------------
CONVERTIBLE BONDS (0.7%)
----------------------------------------------------------------------
Nitto Denko
   3.90%, 3/30/2001                    JPY     67,000           1,074
Sumitomo Bank
   International
   0.75%, 5/31/2001                    JPY  1,022,000          10,365
----------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
   (COST $11,846)                                              11,439
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.3%)(1)
----------------------------------------------------------------------
TIME DEPOSITS
HSBC Malaysia
   2.70%, 7/27/1999                    MYR        457             120
   3.20%, 7/25/1999                    MYR     32,441           8,537
FEDERAL NATIONAL
   MORTGAGE ASSN.
(2) 4.75%, 7/22/1999                     $      3,000           2,991
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.87%, 7/1/1999                             25,112          25,112
   4.96%, 7/1/1999--Note G                     62,382          62,382
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $99,144)                                              99,142
----------------------------------------------------------------------
TOTAL INVESTMENTS (104.1%)
   (COST $1,569,832)                                        1,650,378
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.1%)
----------------------------------------------------------------------
Other Assets--Note B                                            6,738
Security Lending Collateral Payable
   to Brokers--Note G                                         (62,382)
Other Liabilities--Note E                                      (8,849)
                                                           -----------
                                                              (64,493)
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 167,033,651 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)                      $1,585,885
======================================================================

NET ASSET VALUE PER SHARE                                       $9.49
======================================================================

 * See Note A in Notes to Financial Statements.
 - Non-Income-Producing Security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.2% and 4.2%, respectively, of net assets.
   See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
JPY--Japanese Yen.
MYR--Malaysian Ringgit.

----------------------------------------------------------------------
  AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
                                               AMOUNT             PER
                                                (000)           SHARE
----------------------------------------------------------------------
  Paid in Capital                          $1,617,786           $9.68
  Undistributed Net Investment
    Income--Note F                              8,577             .05
  Accumulated Net Realized
    Losses--Note F                           (121,009)           (.72)
  Unrealized Appreciation
    (Depreciation)--Note E
    Investment Securities                      80,546             .48
    Futures Contracts                           1,170             .01
    Foreign Currencies and
      Forward Currency Contracts               (1,185)           (.01)
----------------------------------------------------------------------
  NET ASSETS                               $1,585,885           $9.49
======================================================================

----------------------------------------------------------------------
                                                               MARKET
EMERGING MARKETS                                               VALUE*
STOCK INDEX FUND                               SHARES           (000)
----------------------------------------------------------------------
COMMON STOCKS (92.8%)(1)
----------------------------------------------------------------------
ARGENTINA (3.1%)
   Telefonica Argentina SA
     Class B                                2,853,100      $    8,846
   Perez Companc SA                         1,100,046           6,326
   Banco Galicia y Buenos Aires
     SA de CV                                 545,085           2,797
   Transportadora de Gas Sur SA               990,370           1,862
   Siderca SA Class A                       1,348,649           1,767
   Banco Frances Del Rio de la
     Plata SA                                 243,168           1,581
-  Astra Cia Argentina de
     Petroleum SA                             722,010           1,321
   Irsa Inversiones y
     Representaciones SA                      265,960             819
   Acindar Industria Argentina de
     Aceros SA                                353,800             382
-  Molinos Rio de la Plata SA                 227,200             382
   Central Puerto SA                          154,783             348
   Ciadea SA                                  221,848             300
   Corp Cementera Argentina SA                 45,100             213
-  Solvay Indupa S.A.I.C.                     296,438             175
   Nobleza Piccardo SA                         50,724             167
-  Polledo SA                                 136,900             163
   Cresud SA                                  139,825             151
   Ledesma SA                                 271,743             148
-  Sociedad Comercial de Plata SA             369,433             142
-  Alpargatas S.A.I.C.                        354,200              32
                                                           -----------
                                                               27,922
                                                           -----------
BRAZIL (11.4%)
   Centrais Electricas
     Brasileiras SA                       581,249,488          11,062
   Cia Vale Do Rio Pfd. A                     511,390          10,140
   Petroleo Brasileiro SA Pfd.             56,302,677           8,822
   Telesp Participacoes SA Pfd.           277,337,222           6,400
   Tele Norte Leste
     Participacoes SA Pfd.                277,249,150           4,897
   Companhia Energetica de
     Minas Gerais Pfd.                    212,094,329           4,496
-  Embratel Participacoes
     SA Pfd.                              276,983,150           3,883
   Banco Itau SA Pfd.                       6,780,242           3,496
   Companhia Cervejaria
     Brahma Pfd.                            6,039,150           3,434
   Banco Bradesco SA Pfd.                 676,510,430           3,415
   Aracruz Celulose SA Pfd.
     B Shares                               1,427,671           3,164
   Tele Centro Sul
     Participacoes SA Pfd.                280,361,150           3,131
   Souza Cruz SA                              406,600           2,884
   Telesp Celular Participacoes
     SA Pfd.                              275,520,150           2,873
   Companhia
     Siderurgica Nacional                  93,482,500           2,464
   Centrais Electricas
     Brasileiras SA Pfd.
     B Shares                             103,539,124           2,100
   Telesp Participacoes SA                162,050,560           2,096
   Tele Sudeste Celular
     Participacoes SA Pfd.                280,414,150           1,598
   Companhia Paulista de
     Forca e Luz                           24,700,400           1,576
   Tele Norte Leste
     Participacoes SA                     164,244,560           1,497
   Votorantim Celulose e Papel
     SA Pfd.                               51,466,831           1,496
   Companhia
     Cervejaria Brahma                      3,468,265           1,371
   Embratel Participacoes SA              163,583,560           1,221
   Unibanco-Uniao de Bancos
     Brasileiros SA Pfd.                   66,971,300           1,145
   Banco do Estado de Sao
     Paulo SA Pfd.                         24,615,800           1,055
-  Usiminas-Usinas
     Siderurgicas de Minas
     Gerais SA Pfd. Class A                   300,069           1,019
   Telesp Celular
     Participacoes SA                     170,035,589             920
-  Tele Centro Sul
     Participacoes SA                     165,644,560             882
   White Martins SA                         1,319,365             616
-  Centrais Geradoras do Sul
     do Brasil SA                         632,835,377             505
-  Industrias Klabin de Papel e
     Celulose SA Pfd.                         969,025             497
   Tele Sudeste Celular
     Participacoes SA                     175,605,560             490
   Fertilizantes Fosfatados
     SA Pfd.                              139,730,000             462
   Companhia Brasileira de
     Petroleo Ipiranga Pfd.                60,420,000             430
   Perdigao Agroindustrial SA             302,024,000             430
   Pirelli Pneus SA Pfd.                      178,400             386
   Metalurgica Gerdau SA Pfd.              12,666,400             383
   Weg SA Pfd.                                903,508             368
   Copene-Petroquimica SA
     Pfd. A Shares                          2,269,194             356
   Pirelli Cabos SA Pfd.                      170,000             339
   Companhia de Tecidos Norte
     de Minas Pfd.                          3,962,289             334
   Companhia Vidreas
     Santa Marina                             261,768             313
   Companhia Cimento Portland
     Itau Pfd.                              3,150,800             305
   Duratex SA Pfd.                         10,698,367             287
   Confeccoes Guararapes SA                   139,191             256
   Brasmotor SA Pfd.                        2,946,000             225
   Lojas Americanas SA Pfd.                48,304,033             178
   Bombril SA Pfd.                         52,068,031             151
   Caemi Mineracao e
     Metalurgia SA Pfd.                     4,363,501             149
-  Ceval SA Pfd.                           95,531,000             147
   San Paulo Alpargatas SA Pfd.             3,462,533             142
   Bardella SA Industrias
     Mecanicas Pfd.                             4,704             133
-  Centrais Geradoras do Sul
     do Brasil SA Pfd.                    144,644,711             120
-  Paranapanema SA Pfd.                    71,981,000             119
   Lojas Renner SA Pfd.                     5,033,282             103
-  Metal Leve SA Industria e
     Comercio Pfd.                          9,773,000             102

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
-  Iochpe-Maxion SA Pfd.                    8,889,738      $       81
   Lojas Americanas SA                     24,182,000              76
   Unipar-Uniao de Industrias
     Petroquimicas SA Pfd.
     B Shares                                 323,645              76
   Companhia Siderurgica
     Belgo-Mineira                          2,724,549              73
-  Mannesmann SA                              827,181              61
-  Santista Alimentos SA                      226,346              61
-  Varig-Viacao Aerea Rio-
     Grandense SA Pfd.                         76,000              58
   Companhia Siderurgica
     Belgo-Mineira Pfd.                     2,035,000              56
   Marcopolo SA Pfd.                           43,900              53
-  Banco HSBC Bamerindus SA                    52,300               0
                                                           -----------
                                                              101,458
                                                           -----------
CZECH REPUBLIC (0.9%)
-  SPT Telecom a.s.                           242,353           3,920
-  Ceske Energeticke Zavody a.s.              861,320           1,766
   Tabak a.s.                                   3,215             766
   Unipetrol a.s.                             319,770             606
-  Ceska Sporitelna a.s.                       88,880             370
-  Komercni Banka a.s.                         19,120             361
   Severoceske Doly a.s.                        8,280             193
-  Skoda Plzen a.s.                            35,490             150
   Inzenyrske a Prumyslove
     Stavby (IPS) a.s.                         22,030              93
-  Podnik Vypocetni Techniky a.s.                 692              75
-  Nova Hut a.s.                               12,132              59
-  Synthesia a.s.                              14,820              38
   Deza Valasske Mezirici a.s.                  3,138              32
                                                           -----------
                                                                8,429
                                                           -----------
GREECE (8.2%)
   Hellenic Telecommunication
     Organization SA                          655,919          14,059
   National Bank of Greece SA                 208,063          13,611
   Alpha Credit Bank SA                       115,682           7,457
   Commercial Bank of Greece SA                86,450           6,184
   Ergo Bank SA                                52,548           5,623
   Hellenic Bottling Co. SA (Bearer)          189,340           4,576
   Intracom SA                                 54,488           3,512
   Titan Cement Co. SA                         26,930           2,480
   Heracles General Cement SA                  63,700           1,706
   Aluminum of Greece SA                       27,660           1,094
   Attica Enterprises SA                       94,680           1,082
   Michaniki SA                                56,320             970
   Papastratos Cigarettes SA                   32,278             783
   Athens Medical Center SA                    30,220             753
   Inform P. Lykos SA                          28,000             671
-  Aspis Pronoia SA                            33,010             660
   Fourlis Brothers SA                         31,752             642
-  Hellenic Technodomiki SA                    28,330             576
   Silver & Baryte Ores Mining                 15,690             548
-  Hellenic Sugar Industry SA                  44,884             527
   Elais SA                                    17,540             465
   Aegek SA                                    44,060             462
   Aktor SA                                    18,020             458
   Klonatex ICST & TSA SA                      10,100             452
   Epilectos SA                                52,870             422
-  Atti-Kat                                    19,000             385
   Hellas Can Packaging SA                     10,200             366
-  Delta Dairy SA                              18,450             360
-  Aegek SA Rights Exp. 7/22/1999              44,060             294
   Alte SA                                     21,346             294
   Klonatex ICST & TSA SA Pfd.                  6,170             234
-  Parnassos Enterprises ABE SA                15,930             212
-  Petzetakis SA                               13,328             186
   Atti-Kat Rights Exp. 7/28/1999              19,000             123
-  Alte Technical Co.
     Rights Exp. 7/17/1999                     16,420             111
   El. D. Mouzakis SA                          11,130              96
-  Delta Dairy SA Pfd.                          3,400              54
                                                           -----------
                                                               72,488
                                                           -----------
HONG KONG (12.8%)
   Hutchison Whampoa Ltd.                   2,133,000          19,313
   Hong Kong
     Telecommunications Ltd.                6,976,958          18,120
   Sun Hung Kai Properties Ltd.             1,424,000          12,985
   Hang Seng Bank Ltd.                      1,094,900          12,242
   Cheung Kong Holdings Ltd.                1,355,000          12,050
   CLP Holdings Limited                     1,416,500           6,883
   Swire Pacific Ltd. A Shares                888,000           4,395
   Wharf Holdings Ltd.                      1,404,000           4,379
   New World Development
     Co., Ltd.                              1,420,963           4,258
   Hong Kong & China Gas
     Co., Ltd.                              2,551,997           3,700
   Cathay Pacific Airways Ltd.              1,934,000           2,966
   Johnson Electric Holdings Ltd.             546,500           2,254
   Bank of East Asia Ltd.                     788,381           1,997
   Hang Lung Development
     Co., Ltd.                                877,000           1,085
   Television Broadcasts Ltd.                 223,000           1,046
   Shangri-La Asia Ltd.                       842,000           1,042
   Hysan Development Co., Ltd.                566,754             855
   Hong Kong and Shanghai
     Hotels Ltd.                              651,500             554
   South China Morning Post Ltd.              974,000             546
   Wing Lung Bank Ltd.                        119,208             464
   Miramar Hotel & Investment Ltd.            324,000             395
   Hopewell Holdings Ltd.                     353,000             268
   Giordano International Ltd.                358,000             254
   Hong Kong Aircraft &
     Engineering Co., Ltd.                    128,000             247
   Oriental Press Group Ltd.                1,378,000             222
   Hong Kong Construction
     Holdings Ltd.                            337,000             217
-  Regal Hotels International
     Holdings Ltd.                          1,576,000             191
   Varitronix International Ltd.               87,000             181
   Shun Tak Holdings Ltd.                     608,000             163
   Dickson Concepts
     International Ltd.                       196,500             139
   Elec & Eltek International
     Holdings Ltd.                            650,000             116
   Tai Cheung Holdings Ltd.                   290,000              86
-  Peregrine Investment
     Holdings Ltd.                            459,000               0
                                                           -----------
                                                              113,613
                                                           -----------

----------------------------------------------------------------------
                                                               MARKET
EMERGING MARKETS                                               VALUE*
STOCK INDEX FUND                               SHARES           (000)
----------------------------------------------------------------------
HUNGARY (1.5%)
   Magyar Tavkozlesi Rt                     1,264,100      $    6,841
   MOL Magyar Olaj-es
     Gazipari Rt.                             130,042           3,134
   OTB Bank Rt.                                37,462           1,563
   Richter Gedeon Rt.                          23,270           1,011
   Demasz Rt.                                   4,030             297
   Raba Rt.                                    25,075             216
-  Danubius Hotel and Spa Rt.                   7,840             142
   Tisza Vegyi Kombinat Rt                     13,070             137
   Pick Szeged Rt.                              4,290             120
   Pannonplast Rt.                              4,590              89
-  Fotex Rt.                                  145,830              56
-  Zalakeramia Rt.                              5,730              45
-  Graboplast Rt.                               6,490              39
                                                           -----------
                                                               13,690
                                                           -----------
INDONESIA (3.2%)
   PT Telekomunikasi Indonesia             13,080,420           7,600
-  PT Indofood Sukses Makmur                2,447,500           3,342
-  PT Indah Kiat Pulp &
     Paper Corp.                            6,876,122           3,196
   PT Gudang Garam                            998,000           2,711
   PT Semen Gresik TbK                        739,500           1,611
-  PT Astra International                   2,786,000           1,275
-  PT Polysindo Eka Perkasa                 7,358,000             803
-  PT Bimantara Citra                       3,290,500             717
   PT Timah TbK                               611,500             533
-  PT Gadjah Tunggal                        3,682,000             508
-  PT Matahari Putra Prima                  3,178,000             416
-  PT Medco Energi Corp.                      810,000             415
   PT Citra Marga
     Nusaphala Persada                      3,425,500             373
-  PT Sinar Mas Argo                          405,000             362
-  PT Darya Varia Laboratoria               1,218,000             349
   PT Daya Guna Samudera                      571,200             330
   PT Pan Indonesia Bank
     (PANIN Bank) (Foreign)                 1,082,000             314
-  PT Barito Pacific Timber                 2,710,500             295
-  PT Great River International             1,657,000             241
   PT Bank Negra Indonesia
     (Foreign)                              4,253,000             232
-  PT Mulia Industrindo                     1,867,520             231
-  PT Budi Acid Jaya                          646,875             179
-  PT Semen Cibinong TbK                    1,219,000             168
   PT London Sumatra Indonesia                499,100             156
-  PT Hero Supermarket                        422,500             153
-  PT Kalbe Farma                             501,500             153
-  PT Modern Photo Film Co.                   394,500             142
-  PT Apac Centertex Corp.                  1,065,500             139
-  PT Jakarta International
     Hotel & Development                    1,406,500             138
-  PT Indorama Synthetics                     567,000             124
-  PT Dharmala Intiland                     2,154,200             117
   PT Mayora Indah                            785,940             111
-  PT Trias Sentosa                         1,097,000             100
-  PT Duta Anggada Realty                   1,392,664              96
-  PT Pakuwon Jati                          1,286,500              84
-  PT Japfa Comfeed Indonesia                 605,500              62
-  PT Kabel Indonesia                         791,500              60
-  PT Fisk Aragung Perkasa                    945,100              55
-  PT Asahimas Flat Glass                     292,000              52
-  PT Putra Surya Perkasa                     976,000              39
-  PT Ciputra Development                     367,000              35
-  PT Charoen Pokphand
     Indonesia TbK                            100,500              26
-  PT Argha Karya Prima Industry              365,500              25
-  PT Sierad Produca                          322,500              16
-  PT Bank Dagang Nasional
     Indonesia (Foreign)                    2,906,374               0
                                                           -----------
                                                               28,084
                                                           -----------
ISRAEL (3.8%)
   Bank Hapoalim Ltd.                       1,571,857           4,033
   ECI Telecom Ltd.                           119,000           3,949
   Teva Pharmaceutical
     Industries Ltd.                           79,913           3,799
-  Bezeq Israeli
     Telecommunication Corp., Ltd.            941,653           3,792
   Koor Industries Ltd.                        20,170           2,326
   Israel Chemicals Ltd.                    1,496,770           1,825
   IDB Holding Corp., Ltd.                     46,860           1,425
   Gilat Satellite Networks                    25,309           1,329
-  Makhteshim-Agan
     Industries Ltd.                          423,883             952
   Osem Investment Ltd.                       147,870             876
-  The Israel Corp. Ltd.-ILS 1 Par              6,276             771
   Super Sol Ltd.                             261,425             768
   Industrial Buildings Corp.                 375,083             706
   CLAL Insurance Enterprise
     Holdings Ltd.                             51,648             702
   Property & Building Corp.                    5,641             620
-  Scitex Corp., Ltd.                          55,800             558
   Azorim Investment Development
     & Construction Ltd.                       33,327             408
   Elite Industries Ltd.                        8,665             407
   First International Bank of Israel
     Ltd.-ILS 5 Par                            64,220             401
   Jerusalem Economic Corp., Ltd.              62,379             374
   Delek Israel Fuel Corp., Ltd.                9,964             335
-  Elco Holdings Ltd.                          34,292             323
   The Israel Land Development
     Co., Ltd.                                 41,800             298
   First International Bank of Israel
     Ltd.-ILS 1 Par                           236,400             286
   American Israeli Paper Mills Ltd.            4,562             251
-  Ormat Industries Ltd.                      133,074             241
   Agis Industries Ltd.                        29,800             209
   Cvalim - The Electric Wire and
     Cable Co. of Israel Ltd.                  51,535             190
   Africa-Israel Investments Ltd.               2,570             184
   Elite Industries Ltd.                       17,960             175
   Africa-Israel Investments
     (1985) Ltd.                                  255             165
-  Tempo Beer Industries Ltd.                  28,127             151
-  Israel Petrochemical
     Enterprises Ltd.                          25,056             148
   Israel Cold Storage & Supply
     Co. Ltd.                                  16,300             133
   Maman Cargo Terminals &
     Handling Ltd.                             70,434             129
   Mehadrin Ltd.                                3,280             128
-  Polgat Ltd.                                 18,506             114

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
-  Dead Sea Periclase Ltd.                     31,547      $      103
-  Meir Ezra & Son Co.                         18,556              95
-  Packer Plada Ltd.                            3,450              94
   Ackerstein Industries Ltd.                  49,709              66
-  Mul-T-Lock Ltd.                             25,386              60
-  Electrochemical Industries
     1952, Ltd.                                24,100              26
-  The Israel Corp. Ltd.-ILS 5 Par                314              20
-  Kitan Consolidated Ltd.                      7,122              14
                                                           -----------
                                                               33,959
                                                           -----------
MALAYSIA
-  Aokam Perdana Bhd.                         241,000               0
-  Promet Bhd.                                386,000               0
                                                           -----------
                                                                    0
                                                           -----------
MEXICO (16.1%)
   Telefonos de Mexico SA
     Series L                               8,583,529          34,571
   Grupo Modelo SA de CV
     Series C                               4,307,507          12,281
-  Cifra SA Series V                        5,228,175          10,418
   Telefonos de Mexico SA
     Series A                               2,394,050           9,528
-  Grupo Televisa SA (CPO)                    407,602           9,115
   Kimberly Clark de Mexico SA
     de CV Series A                         1,814,518           7,462
   Fomento Economico
     Mexica UBD                             1,441,420           5,760
-  Grupo Carso SA de CV
     Series A1                              1,202,280           5,569
-  Grupo Financiero Banamex
     Accival, SA de CV (Banacci)            1,891,570           4,812
   Grupo Industrial Herdez Bimbo
     SA de CV Series A                      1,800,888           4,008
   Grupo Mexico SA Series B                   900,293           3,826
   Cemex SA de CV Series A                    765,994           3,791
-  Savia SA de CV                             613,470           3,492
   Alfa SA de CV Series A                     778,812           3,232
   Cemex SA de CV Series B                    581,395           2,878
   Apasco SA de CV                            371,444           2,425
-  Grupo Financiero Bancomer,
     SA de CV                               6,517,790           2,356
   Desc SA de CV Series B                   2,001,575           2,185
   Cemex SA de CV (CPO)                       375,922           1,851
-  Cifra SA de CV Series C                    879,470           1,609
-  Grupo Continental SA                       981,642           1,538
   Controladora Comercial
     Mexicana SA de CV (Units)              1,444,070           1,506
   Industrias Penoles SA
     Series CP                                519,759           1,504
   Tubos de Acero de Mexico SA                 90,270             976
   Empresas ICA Sociedad
     Controladora SA de CV                    867,040             956
   Groupo Elektra, SA de CV                 1,549,730             903
   Vitro SA                                   451,770             774
-  Grupo Financiero Banamex
     Accival SA de CV Series L                309,000             753
   Grupo Industrial Maseca SA
     de CV Series B                         1,160,440             689
-  Grupo Financiero Probursa SA
     de CV Series B                         4,843,356             652
-  Corporacion GEO, SA de CV                  139,000             589
-  Grupo Financiero Banorte SA
     de CV                                    331,000             484
-  Empaques Ponderosa SA
     Series B                                 621,000             448
-  Consorcio G Grupo Dina SA                  909,000             345
   Cydsa SA Series A                          138,000             197
-  Grupo Herdez SA Series B                   424,000             139
                                                           -----------
                                                              143,622
                                                           -----------
PHILIPPINES (2.5%)
   Philippine Long Distance
     Telephone Co.                            157,549           4,803
   Metropolitan Bank & Trust Co.              347,758           3,473
   SM Prime Holdings, Inc.                 12,905,420           2,917
   San Miguel Corp. Class B                   951,694           2,076
   Manila Electric Co. Class B                417,008           1,501
   Petron Corp.                            12,853,654           1,368
   Ayala Land, Inc.                         4,055,099           1,279
-  Filinvest Land, Inc.                     5,302,620             599
   Union Bank of the
     Philippines Corp.                        681,200             483
-  Philippine National Bank Corp.             162,204             439
-  International Container
     Terminal Services, Inc.                3,186,532             415
   Universal Robina Corp.                   1,878,400             400
-  Security Bank Corp.                        347,318             301
   RFM CORP.                                1,952,400             249
-  Ionics Circuit, Inc.                       630,150             236
-  EEI Corp.                                5,388,400             232
-  Southeast Asia Cement
     Holdings Inc.                         13,616,591             197
-  Manila Mining Corp. Class B            804,936,629             185
-  DMCI Holdings, Inc.                      3,118,800             184
-  Mondragon International
     Philippines, Inc.                      3,683,680             161
-  C&P Homes, Inc.                          4,775,008             153
-  Guoco Holdings
     Philippines, Inc.                      3,781,800              87
-  Keppel Philippines Marine Inc.           4,377,371              82
   Bacnotan
     Consolidated Industries                  138,000              73
-  Alsons Cement Corp.                        965,000              65
   Robinson's Land Co. Class B                760,200              64
-  Philex Mining Corp. Class B              5,930,750              59
-  Republic Glass Holdings Corp.              770,000              16
                                                           -----------
                                                               22,097
                                                           -----------
POLAND (1.7%)
   Telekomunikacja Polska SA                  732,710           5,136
-  KGHM Polska Miedz SA                       254,380           1,601
   Elektrim Spolka Akcyjna SA                  93,700           1,325
-  Bank Handlowy W Warszawie SA                83,560           1,161
   Bank Rozwoju Eksportu SA                    30,390             957
   BIG Bank Gdanski SA                        380,010             843
-  Bank Slaski SA                              11,440             560
   Prokom Software SA                          15,650             521
   Wielkopolski Bank Kredytowy SA              85,620             502
-  Orbis SA                                    57,980             500
-  Exbud SA                                    31,400             245
-  Fabryka Kotlow Rafako SA                   135,439             236
   Mostostal-Export SA                        136,318             172

----------------------------------------------------------------------
                                                               MARKET
EMERGING MARKETS                                               VALUE*
STOCK INDEX FUND                               SHARES           (000)
----------------------------------------------------------------------
-  Budimex SA                                  25,600      $      150
-  Celuloza Zaklady Celulozy i
     Papieru w Swieciu SA                      46,562             146
   Stomil Olsztyn SA                           26,000             146
-  Stalexport SA                               15,800             121
-  Okocimskie Zaklady
     Piwowarskie SA                            24,600             120
-  Agros Holding SA                            13,600              92
   Przedsiebiorstwo
     Farmaceutyczne JELFA SA                    8,600              76
   Optimus SA                                   6,200              75
   Mostostal Zabrze-Holding SA                 22,454              71
                                                           -----------
                                                               14,756
                                                           -----------
SINGAPORE (5.3%)
   Singapore
     Telecommunications Ltd.                3,797,000           6,512
   Singapore Airlines Ltd.
     (Foreign)                                573,000           5,452
   Oversea-Chinese Banking
     Corp., Ltd. (Foreign)                    645,342           5,383
   Development Bank of
     Singapore Ltd. (Foreign)                 414,100           5,059
   Singapore Press Holdings Ltd.              231,451           3,943
   City Developments Ltd.                     516,000           3,304
   United Overseas Bank Ltd.
     (Foreign)                                412,600           2,884
   Keppel Corp., Ltd.                         509,000           1,734
   Singapore Technologies
     Engineering Ltd.                       1,500,000           1,700
   Sembcorp Industries Ltd.                 1,004,006           1,592
   Cycle & Carriage Ltd.                      228,000           1,312
   Venture Manufacturing
     (Singapore) Ltd.                         144,000           1,108
   Fraser & Neave Ltd.                        225,600           1,000
   United Industrial Corp., Ltd.            1,352,000             913
   Creative Technology Ltd.                    53,300             695
   Parkway Holdings Ltd.                      257,000             634
   Inchcape Bhd.                              282,000             454
   First Capital Corp., Ltd.                  284,000             442
   Natsteel Ltd.                              246,000             431
-  Neptune Orient Lines Ltd.                  348,000             425
   Comfort Group Ltd.                         634,000             391
   Shangri-La Hotel Ltd.                      157,300             379
   Overseas Union Enterprise Ltd.             102,000             324
   Haw Par Brothers
     International Ltd.                       167,000             284
   Hotel Properties Ltd.                      264,000             276
   Robinson & Co., Ltd.                        73,600             223
                                                           -----------
                                                               46,854
                                                           -----------
SOUTH AFRICA (14.6%)
   De Beers Centenary AG                      506,410          12,135
   South African Breweries Ltd.               940,892           8,170
   Firstrand Ltd.                           7,107,835           8,128
   Nedcor Ltd.                                302,461           6,847
   Anglo American Platinum Corp.              278,175           6,491
   Rembrandt Group Ltd.                       693,010           5,777
   Sasol Ltd.                                 787,940           5,621
   Anglogold Ltd.                             129,085           5,562
   Amalgamated Banks of
     South Africa Group Ltd.                  837,216           4,738
   Liberty Life Assn. of Africa Ltd.          357,153           4,575
   Investec Bank Ltd.                         100,000           4,193
-  Sanlam Ltd.                              3,248,640           3,849
-  Dimension Data Holdings Ltd.               843,713           3,733
   Imperial Holdings Ltd.                     359,444           3,574
   BOE Ltd.                                 3,404,210           3,385
   Bidvest Group Ltd.                         350,780           2,930
   Gold Fields Ltd.                           795,301           2,728
   Coronation Holdings Ltd.                   124,300           2,591
   Comparex Holdings Ltd.                     397,590           2,504
-  Theta Group Ltd.                           617,860           2,227
   Impala Platinum Holdings Ltd.               86,261           2,170
   Fedsure Holdings Ltd.                      205,130           2,155
   Sappi Ltd.                                 286,837           2,101
   Tiger Oats Ltd.                            208,900           1,904
   Nampak Ltd.                                671,580           1,859
   Barlow Ltd.                                271,475           1,566
-  M-Web Holdings Ltd.                        325,230           1,347
   M-Cell Ltd.                                786,159           1,329
   Metropolitan Life Ltd.                     855,300           1,269
   African Life Assurance
     Company Ltd.                             130,090           1,207
   Metro Cash & Carry Ltd.                  1,390,457           1,152
-  Liberty International PLC                  166,520           1,102
   Pepkor Ltd.                                266,070           1,071
   South African Iron & Steel
     Industrial Corp., Ltd.                 3,368,701           1,055
   Omni Media Corporation Ltd.                 84,740             924
   JD Group Ltd.                              150,872             923
   Naspers Ltd.                               147,590             887
   Profurn Ltd.                             1,112,120             853
   Tongaat-Hulett Group Ltd.                  127,127             777
   Woolworths Holdings Ltd.                   912,130             671
   Anglovaal Industries Ltd.                  480,060             652
   Foschini Ltd.                              267,502             563
   Pick'n Pay Stores Ltd. N Shares            381,290             534
   Wooltru Ltd. N Shares                      313,083             508
   Reunert Ltd.                               339,540             478
   Wooltru Ltd.                               215,719             368
   Primedia Ltd.                              219,410             327
   Safmarine & Rennies
     Holdings Ltd.                            538,000             308
   Pick'n Pay Stores Ltd.                     186,400             275
                                                           -----------
                                                              130,093
                                                           -----------
THAILAND (5.0%)
-  Bangkok Bank PLC (Foreign)               1,230,510           4,605
-  Siam Commercial Bank
     Cvt. Pfd. (Foreign)                    3,084,500           4,392
-  Thai Farmers Bank PLC
     (Foreign)                              1,326,010           4,100
-  Advanced Information
     Services (Foreign)                       282,200           3,827
-  PTT Exploration & Production
     PLC (Foreign)                            424,800           3,249
-  Siam Cement PLC (Foreign)                  102,881           3,125
-  TelecomAsia PLC (Foreign)                2,983,800           3,014
-  Siam Commercial Bank PLC
     (Foreign)                              1,172,133           1,621
-  Siam City Cement PLC
     (Foreign)                                390,506           1,610
-  Thai Petrochemical Industry
     PLC (Foreign)                          2,338,800           1,522

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
   BEC World PLC                              206,400      $    1,276
   Electricity Generating PLC
     (Foreign)                                527,300           1,008
-  Bank of Ayudhya PLC (Foreign)            1,407,900             964
-  ABN AMRO Asia Securities
     Co. Ltd. (Foreign)                       269,320             957
-  Italian-Thai Development PLC
     (Foreign)                                347,000             838
-  United Broadcasting Corp. PLC
     (Foreign)                                927,876             730
-  Land & House PLC (Foreign)                 363,102             660
   Delta Electronics (Thailand) PLC            75,700             632
-  Siam Cement PLC (Local)                     32,819             616
-  United Communication Industry
     PLC (Foreign)                            540,500             592
-  Bangkok Expressway PLC
     (Foreign)                                883,200             581
-  Tanayong PLC (Foreign)                     944,845             391
-  Banpu PLC (Foreign)                        187,200             373
-  Hana Microelectronics Co.
     (Foreign)                                119,800             361
-  Advance Agro PLC (Foreign)                 473,540             347
   Pizza PLC (Foreign)                         97,100             341
-  National Petrochemical PLC
     (Foreign)                                349,700             322
-  Securities One PLC                         953,100             288
-  Regional Container Lines PLC
     (Foreign)                                146,400             238
   Thai Union Frozen Products PLC              66,800             236
-  Bangkok Bank PLC (Local)                    96,400             210
-  Nation Multimedia Group PLC
     (Foreign)                                345,400             194
   Ayudhya Insurance PLC
     (Foreign)                                 59,200             191
-  Thai Petrochemical Industry
     PLC (Local)                              286,600             187
-  Tuntex (Thailand) PLC (Foreign)            277,700             158
   Delta Electronics (Thailand) PLC            14,000             118
-  Bangkok Land PLC (Foreign)                 288,100             100
-  Bangkok Land PLC                           337,400              94
   Saha-Union PLC (Foreign)                   186,200              83
   ICC International PLC (Foreign)             39,200              82
   Sermsuk PLC (Foreign)                       13,800              73
   Saha-Union PLC (Local)                      75,000              33
-  CMIC Finance & Securities PLC
     (Foreign)                                366,000               0
                                                           -----------
                                                               44,339
                                                           -----------
TURKEY (2.7%)
-  Turkiye Is Bankasi AS
     C Shares                             360,161,546           6,401
   Yapi ve Kredi Bankasi AS               257,776,484           3,726
-  Turkiye Garanti Bankasi AS             342,032,475           2,553
   Migros Turk AS                           1,310,825           1,631
-  Arcelik AS                              26,584,948             945
-  Eregli Demir ve Celik
     Fabrikalari AS                        57,278,750             801
   Yapi ve Kredi Bankasi AS
     Receipt Shares                        51,972,989             751
   Ford Otomotiv Sanayi AS                 37,250,000             600
-  Vestel Elektronik Sanayi ve
     Ticaret AS                             5,230,281             570
   Aygaz AS                                 6,255,438             556
   Akcansa Cimento AS                      46,875,920             478
   Aksigorta AS                            14,614,000             407
   Cukurova Elektrik AS                       624,100             399
   Ege Biracilik ve Malt
     Sanayii AS                             5,315,314             397
-  Alarko Holdings                         19,011,064             347
   Brisa Bridgestone Sabanci
     Lastik San. ve Tic AS                 13,944,000             321
   Sarkuysan Elektrolitik Bakir
     Sanayi ve Ticaret AS                  29,399,839             303
-  Ihlas Holding AS                         8,810,287             235
   Kordsa Kord Bezi Sanayi ve
     Ticaret AS                            19,876,510             221
   Goodyear Lastikleri TAS                 16,202,375             215
-  Eczacibasi Ilac Sanayi ve
     Ticaret AS                            17,442,400             209
   Adana Cimento Sanayii Turk
     Anonim Sirketi                        12,846,248             204
   Cisma Cemento                           21,374,992             200
-  Aksa Akrilik Kimya Sanayii AS           10,841,083             193
   Netas-Northern Elektrik
     Telekomunikasyon AS                    8,507,000             179
-  Tofas Turk Otomobil
     Fabrikasi AS                          38,745,183             154
-  Tat Konserve                             4,926,900             143
   Trakya Cam Sanayii AS                   17,944,192             140
   Bagfas Bandirma Gubre
     Fabrikalari AS                         4,034,000             117
-  Efes Sinai Yatirim Holding AS           12,498,000             116
   Doktas Dokumculuk Ticaret
     ve Sanayi AS                          11,990,000             109
   Kartonsan Karton Sanayi ve
     Ticaret AS                             2,579,650             107
-  Turcas Petroculuk AS                     5,858,774             106
-  Turkiye Is Bankasi AS
     B Shares                                  41,900              72
   Kav Orman Sanayii AS                     9,776,250              66
-  Cimentas Izmir Cimento
     Fabrikasi T.A.S.                       2,599,000              62
   Turk Demir Dokum
     Fabrikalari SA                        14,899,256              62
   Sabah Yayincilik AS                     24,498,000              60
   Adana Cimento Sanayii AS
     C Shares                              25,562,974              53
   Usas Ucak Servisi AS                        51,500              48
-  Raks Elektronik Sanayi ve
     Ticaret AS                             9,014,607              26
-  Sifas Sentetik Iplik
     Fabrikalari AS                         2,534,898               0
                                                           -----------
                                                               24,283
                                                           -----------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $798,084)                                            825,687
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                 FACE          MARKET
EMERGING MARKETS                               AMOUNT          VALUE*
STOCK INDEX FUND                                (000)           (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.5%)(1)
----------------------------------------------------------------------
TIME DEPOSIT
HSBC Malaysia
   3.00%, 7/3/1999                       MYR  134,270      $   35,334
FEDERAL HOME LOAN MORTGAGE
   CORP.
(2) 4.77%, 7/28/1999                       $    2,500           2,491
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.87%, 7/1/1999                             23,344          23,344
   4.96%, 7/1/1999--Note G                     32,402          32,402
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $93,571)                                              93,571
----------------------------------------------------------------------
TOTAL INVESTMENTS (103.3%)
   (COST $891,655)                                            919,258
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.3%)
----------------------------------------------------------------------
Other Assets--Note B                                            9,935
Security Lending Collateral Payable
   to Brokers--Note G                                         (32,402)
Other Liabilities--Note E                                      (7,020)
                                                           -----------
                                                              (29,487)
                                                           -----------
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 84,953,367 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)                        $889,771
======================================================================

NET ASSET VALUE PER SHARE                                      $10.47
======================================================================

 * See Note A in Notes to Financial Statements.
 - Non-Income-Producing Security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 94.5% and 8.8%, respectively, of net assets.
   See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
ILS--Israeli Shekel.
MYR--Malaysian Ringgit.

----------------------------------------------------------------------

                                               AMOUNT             PER
                                                (000)           SHARE
----------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
Paid in Capital                              $996,593          $11.73
Undistributed Net Investment
  Income--Note F                               15,753             .18
Accumulated Net Realized
  Losses--Note F                             (148,063)          (1.74)
Unrealized Appreciation
  (Depreciation)--Note E
  Investment Securities                        27,603             .32
  Futures Contracts                              (237)             --
  Foreign Currencies and
    Forward Currency Contracts                 (1,878)           (.02)
----------------------------------------------------------------------
NET ASSETS                                   $889,771          $10.47
======================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
TOTAL INTERNATIONAL STOCK INDEX FUND                                                                  SHARES        (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.9%)
--------------------------------------------------------------------------------------------------------------------------
Vanguard European Stock Index Fund                                                                44,594,539   $1,106,391
Vanguard Pacific Stock Index Fund                                                                 51,380,032      487,596
Vanguard Emerging Markets Stock Index Fund                                                        16,526,064      173,028
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
   (COST $1,576,989)                                                                                            1,767,015
--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE
                                                                                                      AMOUNT
                                                                                                       (000)
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.1%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
   4.87%, 7/1/1999
   (COST $1,365)                                                                                      $1,365        1,365
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
   (COST $1,578,354)                                                                                            1,768,380
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
Other Assets                                                                                                        5,896
Liabilities                                                                                                        (4,939)
                                                                                                               -----------
                                                                                                                      957
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 148,799,133 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)                                                                  $1,769,337
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                                          $11.89
--------------------------------------------------------------------------------------------------------------------------


*See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------
 AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,580,885      $10.62
 Overdistributed Net Investment Income                                                                  (334)         --
 Accumulated Net Realized Losses                                                                      (1,240)       (.01)
 Unrealized Appreciation--Note E                                                                     190,026        1.28
                                                                                                                 --------
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,769,337      $11.89
=========================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. The Total International Stock Index Fund's Income Distributions Received from the other funds' net income have been reduced by its share of the other funds' expenses.

      This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of a fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately. If a fund invested in futures contracts during the period, the results of these investments are also shown separately. The Total International Stock Index Fund's Capital Gain Distributions Received from the other funds' realized net gains are shown separately from the Net Gain (Loss) realized on the sale of investments in the other funds.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                EMERGING
                                                                           EUROPEAN            PACIFIC           MARKETS
                                                                        STOCK INDEX        STOCK INDEX       STOCK INDEX
                                                                               FUND               FUND              FUND
                                                                        --------------------------------------------------
                                                                                    SIX MONTHS ENDED JUNE 30, 1999
                                                                        --------------------------------------------------
                                                                              (000)              (000)             (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                          $    75,487         $    8,368         $  11,111
    Interest                                                                  1,606                575             1,075
    Security Lending                                                          1,604                614               432
                                                                        --------------------------------------------------
        Total Income                                                         78,697              9,557            12,618
                                                                        --------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                             52                 51                52
        Management and Administrative                                         5,121              1,852             1,127
        Marketing and Distribution                                              452                119                74
    Custodian Fees                                                            1,303                350               755
    Auditing Fees                                                                 4                  4                 4
    Shareholders' Reports                                                        88                 29                22
    Trustees' Fees and Expenses                                                   4                  1                 1
                                                                        --------------------------------------------------
        Total Expenses                                                        7,024              2,406             2,035
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        71,673              7,151            10,583
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                                11,725             (8,292)          (56,675)
    Futures Contracts                                                         6,283              7,641             3,884
    Foreign Currencies and Forward Currency Contracts                        (2,507)              (488)            5,685
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                     15,501             (1,139)          (47,106)
--------------------------------------------------------------------------------------------------------------------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                  (181,326)           233,646           233,312
    Futures Contracts                                                        (1,954)             2,616              (237)
    Foreign Currencies and Forward Currency Contracts                          (906)            (2,245)           (1,809)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                           (184,186)           234,017           231,266
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                                      $  (97,012)          $240,029          $194,743
==========================================================================================================================

* Dividends are net of foreign withholding taxes of $9,091,000, $861,000, and $181,000, respectively.

--------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL INTERNATIONAL STOCK INDEX FUND
                                                                                          SIX MONTHS ENDED JUNE 30, 1999
                                                                                                                   (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                                                                     $   106
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note C                                                                                        106
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS
    Capital Gain Distributions Received                                                                               --
    Investment Securities Sold                                                                                      (782)
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS                                                                                                   (782)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                                         97,215
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $96,539
==========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


---------------------------------------------------------------------------------------------------------------------------------
                                                                    EUROPEAN STOCK                         PACIFIC STOCK
                                                                      INDEX FUND                            INDEX FUND
                                                           ----------------------------------------------------------------------
                                                             SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                                  ENDED              ENDED              ENDED             ENDED
                                                          JUN. 30, 1999      DEC. 31, 1998      JUN. 30, 1999     DEC. 31, 1998
                                                                  (000)              (000)              (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                  $     71,673       $     70,308     $        7,151      $     10,542
    Realized Net Gain (Loss)                                     15,501             13,446            (1,139)           (81,819)
    Change in Unrealized Appreciation (Depreciation)           (184,186)           670,223            234,017            96,076
                                                           ----------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                           (97,012)           753,977            240,029            24,799
                                                           ----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                            --            (88,786)                --            (8,350)
    Realized Capital Gain                                            --            (21,542)                --                --
                                                           ----------------------------------------------------------------------
        Total Distributions                                          --           (110,328)                --            (8,350)
                                                           ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                    1,002,743          1,842,080            386,960           355,601
    Issued in Lieu of Cash Distributions                             --            101,520                 --             7,588
    Redeemed                                                   (460,011)          (540,369)           (73,936)         (174,046)
                                                           ----------------------------------------------------------------------
        Net Increase from Capital Share Transactions            542,732          1,403,231            313,024           189,143
---------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                   445,720          2,046,880            553,053           205,592
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                       4,479,306          2,432,426          1,032,832           827,240
                                                           ----------------------------------------------------------------------
    End of Period                                            $4,925,026         $4,479,306         $1,585,885        $1,032,832
=================================================================================================================================
(1) Shares Issued (Redeemed)
    Issued                                                       39,802             75,396             43,937            47,512
    Issued in Lieu of Cash Distributions                             --              4,001                 --               982
    Redeemed                                                    (18,439)           (23,075)            (8,705)          (23,899)
                                                           ----------------------------------------------------------------------
        Net Increase in Shares Outstanding                       21,363             56,322             35,232            24,595
=================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                             EMERGING MARKETS                   TOTAL INTERNATIONAL
                                                             STOCK INDEX FUND                   STOCK INDEX FUND
                                                   -----------------------------------------------------------------------
                                                      SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                           ENDED              ENDED              ENDED             ENDED
                                                   JUN. 30, 1999      DEC. 31, 1998      JUN. 30, 1999     DEC. 31, 1998
                                                           (000)              (000)              (000)             (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                              $  10,583          $  18,473             $  106      $     24,942
    Realized Net Gain (Loss)                             (47,106)           (69,804)              (782)            2,035
    Change in Unrealized Appreciation (Depreciation)     231,266            (79,610)            97,215           134,333
                                                       ------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                    194,743           (130,941)            96,539           161,310
                                                       ------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                     --            (18,432)                --           (25,233)
    Realized Capital Gain                                     --                 --             (1,331)           (1,202)
                                                       ------------------------------------------------------------------
        Total Distributions                                   --            (18,432)            (1,331)          (26,435)
                                                       ------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               179,324            210,263            368,338           478,309
    Issued in Lieu of Cash Distributions                      --             17,230              1,289            24,857
    Redeemed*                                            (61,284)          (161,424)           (70,980)         (165,541)
                                                       ------------------------------------------------------------------
        Net Increase from Capital Share Transactions     118,040             66,069            298,647           337,625
--------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                            312,783            (83,304)           393,855           472,500
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                  576,988            660,292          1,375,482           902,982
                                                       ------------------------------------------------------------------
    End of Period                                       $889,771           $576,988         $1,769,337        $1,375,482
==========================================================================================================================

(1) Shares Issued (Redeemed)
    Issued                                                18,933             24,196             31,945            44,998
    Issued in Lieu of Cash Distributions                      --              2,190                115             2,221
    Redeemed                                              (6,914)           (19,600)            (6,211)          (15,789)
                                                       ------------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                            12,019              6,786             25,849            31,430
==========================================================================================================================

* Emerging Markets Stock Index Fund amounts are net of redemption fees of $561,000 and $1,517,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis; investment results for the Total International Stock Index Fund include both income and capital gain distributions received from the other funds. The table also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                         EUROPEAN STOCK INDEX FUND
                                                                                          YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                          SIX MONTHS ENDED      -----------------------------------------------------------
THROUGHOUT EACH PERIOD                              JUNE 30, 1999         1998         1997         1996         1995         1994
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $25.28       $20.13       $16.57       $14.02       $11.76       $11.88
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                     .38          .41          .38          .34          .32          .28
    Net Realized and Unrealized Gain (Loss)
        on Investments                                       (.85)        5.40         3.63         2.63         2.30         (.06)
                                                          ------------------------------------------------------------------------
        Total from Investment Operations                     (.47)        5.81         4.01         2.97         2.62          .22
                                                          ------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       --       (.52)        (.37)        (.36)        (.32)        (.28)
    Distributions from Realized Capital Gains                  --       (.14)        (.08)        (.06)        (.04)        (.06)
                                                          ------------------------------------------------------------------------
        Total Distributions                                    --       (.66)        (.45)        (.42)        (.36)        (.34)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $24.81       $25.28       $20.13       $16.57       $14.02       $11.76
==================================================================================================================================
TOTAL RETURN*                                              -1.86%       28.86%       24.23%       21.26%       22.28%        1.88%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                   $4,925       $4,479       $2,432       $1,595       $1,017         $715
    Ratio of Total Expenses to
        Average Net Assets                                 0.30%+        0.29%        0.31%        0.35%        0.35%        0.32%
    Ratio of Net Investment Income to
        Average Net Assets                                 3.02%+        1.97%        2.19%        2.45%        2.66%        2.41%
    Portfolio Turnover Rate                                   3%+           7%           3%           4%           2%           6%
==================================================================================================================================


*Total return figures do not reflect the transaction fee on purchases (0.5% beginning 11/3/1997, 1.0% from 1994 through 11/2/1997) or the annual account maintenance fee of $10.

+Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                               PACIFIC STOCK INDEX FUND
                                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED      -----------------------------------------------------------
THROUGHOUT EACH PERIOD                    JUNE 30, 1999         1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $7.84        $7.72       $10.51       $11.50       $11.31       $10.13
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .04        .085           .09          .10          .10          .08
    Net Realized and Unrealized Gain (Loss)
        on Investments                             1.61        .100         (2.79)       (1.00)         .21         1.24
                                                ------------------------------------------------------------------------
        Total from Investment Operations           1.65        .185         (2.70)        (.90)         .31         1.32
                                                ------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income             --       (.065)         (.09)        (.09)        (.12)        (.08)
    Distributions from Realized Capital Gains        --          --            --           --           --         (.06)
                                                ------------------------------------------------------------------------
        Total Distributions                          --       (.065)         (.09)        (.09)        (.12)        (.14)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $9.49        $7.84      $  7.72       $10.51       $11.50       $11.31
=========================================================================================================================
TOTAL RETURN*                                    21.05%        2.41%      -25.67%       -7.82%        2.75%       13.04%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)         $1,586       $1,033         $827         $978         $831         $697
    Ratio of Total Expenses to
        Average Net Assets                       0.38%+        0.40%        0.35%        0.35%        0.35%        0.32%
    Ratio of Net Investment Income to
        Average Net Assets                       1.14%+        1.17%        1.03%        0.89%        0.97%        0.71%
    Portfolio Turnover Rate                         5%+           4%           8%           9%           1%           4%
=========================================================================================================================

*Total return figures do not reflect the transaction fee on purchases (0.5% beginning 1/1/1997, 1.0% in 1994 through 1996) or the annual account maintenance fee of $10.

+Annualized.

-----------------------------------------------------------------------------------------------------------------------------
                                                                         EMERGING MARKETS STOCK INDEX FUND
                                                                          YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED        --------------------------------------------        MAY 4* TO
THROUGHOUT EACH PERIOD                    JUNE 30, 1999         1998         1997         1996         1995    DEC. 31, 1994
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  7.91        $9.98       $12.28       $10.75       $10.87           $10.00
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .13          .27          .24          .18          .15              .06
    Net Realized and Unrealized Gain (Loss)
        on Investments                             2.43        (2.08)       (2.31)        1.52         (.09)             .92
                                                -----------------------------------------------------------------------------
        Total from Investment Operations           2.56        (1.81)       (2.07)        1.70          .06              .98
                                                -----------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income             --         (.26)        (.23)        (.17)        (.18)            (.07)
    Distributions from Realized Capital Gains        --           --           --           --           --             (.04)
                                                -----------------------------------------------------------------------------
        Total Distributions                          --         (.26)        (.23)        (.17)        (.18)            (.11)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $10.47        $7.91      $  9.98       $12.28       $10.75           $10.87
==============================================================================================================================
TOTAL RETURN**                                   32.36%      -18.12%      -16.82%       15.83%        0.56%            9.81%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)           $890         $577         $660         $637         $234              $83
    Ratio of Total Expenses to
        Average Net Assets                       0.58%+        0.61%        0.57%        0.60%        0.60%           0.60%+
    Ratio of Net Investment Income to
        Average Net Assets                       3.04%+        2.99%        1.96%        1.69%        2.00%           1.32%+
    Portfolio Turnover Rate                        39%+          22%          19%           1%           3%               6%
==============================================================================================================================

*  Inception.

** Total return figures do not reflect the transaction fee on purchases (1.0% beginning 11/3/1997, 1.5% from 1/1/1997 to 11/2/1997, 2.0% in 1994 through
   1996), the 1.0% transaction fee on redemptions, or the annual account maintenance fee of $10.

 + Annualized.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                            TOTAL INTERNATIONAL STOCK INDEX FUND
                                                                                         YEAR ENDED DECEMBER 31,
                                                              SIX MONTHS ENDED           -----------------------    APR. 29* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                   JUNE 30, 1999            1998        1997          DEC. 31, 1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $11.19         $  9.87      $10.14              $10.26
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                   --             .21         .18                .150
    Capital Gain Distributions Received                                     --             .02         .02                .015
    Net Realized and Unrealized Gain (Loss) on Investments                 .71            1.31        (.28)              (.110)
                                                                   -------------------------------------------------------------
        Total from Investment Operations                                   .71            1.54        (.08)               .055
DISTRIBUTIONS
    Dividends from Net Investment Income                                    --            (.21)        (.17)            (.160)
    Distributions from Realized Capital Gains                             (.01)           (.01)        (.02)            (.015)
                                                                   -------------------------------------------------------------
        Total Distributions                                               (.01)           (.22)        (.19)            (.175)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $11.89          $11.19      $  9.87            $10.14
================================================================================================================================
TOTAL RETURN**                                                           6.35%          15.60%       -0.77%             0.55%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                $1,769          $1,375         $903              $280
    Ratio of Expenses to Average Net Assets--Note C                         0%              0%           0%                0%
    Ratio of Net Investment Income to Average Net Assets                 .01%+           2.18%        2.19%            1.51%+
    Portfolio Turnover Rate                                                1%+              2%           0%                0%
================================================================================================================================

 *Inception.

** Total return figures do not reflect the transaction fee on purchases (0.5% beginning 11/3/1997, 0.75% from 1/1/1997 to 11/2/1997, 1.0% in 1996) or the annual account maintenance fee of $10.

 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Stock Index Funds comprise the European, Pacific, Emerging Markets, and Total International Stock Index Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The European, Pacific, and Emerging Markets Stock Index Funds each seek to match the performance of a distinct international market index by investing in common stocks. The Total International Stock Index Fund seeks to match the performance of its target index by investing in the European, Pacific, and Emerging Markets Stock Index Funds. The funds' direct and indirect investments in foreign securities involve investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

      1. SECURITY VALUATION: European, Pacific, and Emerging Markets Stock Index Funds: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Total International Stock Index Fund: Investments are valued at the net asset value of each Vanguard fund determined as of the close of the New York Stock Exchange on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

      2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

      Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

      3. FUTURES AND FORWARD CURRENCY CONTRACTS: The European Stock Index Fund uses FTSE 100 Index futures contracts, the Pacific Stock Index Fund uses Nikkei 300 Index futures contracts, the Emerging Markets Stock Index Fund uses Hang Seng Index futures contracts, to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The funds may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The funds may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

      The European, Pacific, and Emerging Markets Stock Index Funds enter into forward currency contracts to maintain the same currency exposure as their respective indexes. The funds' risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

      Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

      4. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      5. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

      7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid in capital.

B. The Vanguard Group furnishes to the European, Pacific, and Emerging Markets Stock Index Funds at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:

            ------------------------------------------------------------------------------------------------
                                              CAPITAL CONTRIBUTED        PERCENTAGE            PERCENTAGE
                                                  TO VANGUARD              OF FUND            OF VANGUARD'S
            STOCK INDEX FUND                         (000)               NET ASSETS          CAPITALIZATION
            ------------------------------------------------------------------------------------------------
            European                                  $735              0.01%                   1.0%
            Pacific                                    217              0.01                    0.3
            Emerging Markets                           126              0.01                    0.2
            ------------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the Total International Stock Index Fund. The special service agreement provides that Vanguard will reimburse the fund's expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the six months ended June 30, 1999, were reimbursed by Vanguard.

D. During the six months ended June 30, 1999, purchases and sales of investment securities other than temporary cash investments were:

            ---------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                       ----------------------------------
            STOCK INDEX FUND                                              PURCHASES               SALES
            ---------------------------------------------------------------------------------------------
            European                                                      $763,299               $71,927
            Pacific                                                        354,276                31,856
            Emerging Markets                                               235,273               124,393
            Total International                                            301,412                 5,365
            ---------------------------------------------------------------------------------------------

E. At June 30, 1999, net unrealized appreciation of investment securities for federal income tax purposes was:

            -----------------------------------------------------------------------------------------------
                                                                           (000)
                                                -----------------------------------------------------------
                                                  APPRECIATED            DEPRECIATED         NET UNREALIZED
            STOCK INDEX FUND                      SECURITIES             SECURITIES           APPRECIATION
            -----------------------------------------------------------------------------------------------
            European*                              $1,385,734            $(122,919)            $1,262,815
            Pacific                                   264,464             (183,918)                80,546
            Emerging Markets                          153,409             (125,806)                27,603
            Total International                       204,962              (14,936)               190,026
            -----------------------------------------------------------------------------------------------

            *See Note F.

      At June 30, 1999, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

------------------------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                      --------------------------------------
                                                                          AGGREGATE            UNREALIZED
            STOCK INDEX FUND/                      NUMBER OF             SETTLEMENT           APPRECIATION
            FUTURES CONTRACTS                   LONG CONTRACTS              VALUE            (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
            European/
              FTSE 100 Index, exp. 9/1999              158                 $15,821             $   (456)
            Pacific/
              Nikkei 300 Index, exp. 9/1999          1,434                  32,826                1,170
            Emerging Markets/
              Hang Seng Index, exp. 7/1999             169                  14,757                 (237)
------------------------------------------------------------------------------------------------------------

      At June 30, 1999, the European, Pacific, and Emerging Markets Stock Index Funds had open forward currency contracts to receive foreign currency in exchange for U.S. dollars as follows:

            -------------------------------------------------------------------------------------------------
                                                                  (000)
                                               --------------------------------------------------------------
                                                 CONTRACT AMOUNT
                                               ---------------------
            STOCK INDEX FUND/                   FOREIGN     U.S.          MARKET VALUE IN       UNREALIZED
            CONTRACT SETTLEMENT DATE            CURRENCY    DOLLARS       U.S. DOLLARS          DEPRECIATION
            -------------------------------------------------------------------------------------------------
            European/
            Receive:
              9/24/1999            GBP          16,442         $26,206          $25,937           $(269)
            Pacific/
            Receive:
              9/16/1999            JPY       3,832,037          32,488           32,011            (477)
            Emerging Markets/
            Receive:
              8/2/1999             HKD         116,341          14,990           14,986              (4)
            -------------------------------------------------------------------------------------------------

            GBP--Great Britain Pound.
            HKD--Hong Kong Dollar.
            JPY--Japanese Yen.

      In September 1998, the Malaysian government fixed the ringgit exchange rate at 3.8 per U.S. dollar and suspended investors' ability to convert proceeds from the sale of Malaysian securities from ringgits into other currencies. Effective February 1999, investors may convert proceeds from ringgits, but such currency conversions are subject to a repatriation levy that will be in effect until September 1, 1999. As of June 30, 1999, the Pacific and Emerging Markets Stock Index Funds have recorded liabilities (included in unrealized foreign currency losses) of $724,000 and $1,894,000, respectively, representing the levy that would be assessed on repatriation of all holdings denominated in Malaysian ringgits.

      The European, Pacific, and Emerging Markets Stock Index Funds had net unrealized foreign currency gains (losses) of $(320,000), $16,000, and $20,000, respectively, resulting from the translation of other assets and liabilities at June 30, 1999.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      During the six months ended June 30, 1999, the European, Pacific, and Emerging Markets Stock Index Funds realized net foreign currency gains (losses) of $(130,000), $1,665,000, and $5,674,000, respectively, which increased
(decreased) distributable net income for tax purposes; accordingly such gains (losses) have been reclassified from accumulated net realized gains (losses) to undistributed net investment income.

      During 1998, the European Stock Index Fund received securities with a value of $18,093,000 in a corporate spinoff that increased taxable income and the tax basis cost of investments, but had no effect on net investment income or the cost of investments for financial statement purposes. The required distribution of this taxable income is reflected in the balance of undistributed net investment income, and the difference between the securities' cost for financial statement and tax purposes is reflected in unrealized appreciation, at June 30, 1999.

      For federal income tax purposes, at December 31, 1998, the Pacific and Emerging Markets Stock Index Funds had the following capital losses available to offset future capital gains:

            -----------------------------------------------------------------------------------------------
                                                                                  CAPITAL LOSS
                                                                         ----------------------------------
                                                                                               EXPIRATION
                                                                                                 FISCAL
                                                                                                YEAR(S)
                                                                          AMOUNT                 ENDING
            STOCK INDEX FUND                                              (000)               DECEMBER 31
            -----------------------------------------------------------------------------------------------
            Pacific                                                      $117,334               2003-2006
            Emerging Markets                                               95,277               2003-2007
            -----------------------------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at June 30, 1999, and collateral received with respect to such loans were:

            -----------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                    ---------------------------------------
                                                                       MARKET VALUE              CASH
                                                                        OF LOANED             COLLATERAL
            STOCK INDEX FUND                                           SECURITIES              RECEIVED
            -----------------------------------------------------------------------------------------------
            European                                                      $516,603              $549,495
            Pacific                                                         58,745                62,382
            Emerging Markets                                                20,334                32,402
            -----------------------------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements.

NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH

Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.

Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans-- including provision for alternative providers where appropriate.

   On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO

We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.

   If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).

   Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.

                              TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                              the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q722-08/25/1999

(C) 1999 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.